PRELIMINARY COPY SUBJECT TO COMPLETION — DATED OCTOBER 15, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION — DATED OCTOBER 15, 2024

AIM IMMUNOTECH INC. 2117 SW Highway 484 Ocala, Florida 34473 (352) 448-7797

[●], 2024

Dear Fellow Stockholders:

You are cordially invited to virtually attend the 2024 Annual Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) of AIM ImmunoTech Inc. (the “Company”). More details on the Annual Meeting can be found in the enclosed Notice of 2024 Annual Meeting of Stockholders and proxy materials. You should have also received a WHITE universal proxy card or voting instruction form and postage-paid return envelope, through which your vote is being solicited on behalf of the Company’s Board of Directors (the “Board”).

Your vote will be especially important at the Annual Meeting. As you may be aware, Ted D. Kellner (together with the other participants in his solicitation, the “Dissident Group”), has nominated four candidates to stand for election to the Board. You may receive proxy solicitation materials from the Dissident Group, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, the Dissident Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives has made or may otherwise make.

The Board does NOT endorse any of the nominees from the Dissident Group, and the presence of the Dissident Group’s nominees on the enclosed WHITE universal proxy card is NOT an approval of, or comment on, the fitness, character, suitability or other qualifications of the Dissident Group’s nominees. The Board strongly urges you to NOT sign or return any proxy card sent to you by, or on behalf of, the Dissident Group.

If you have previously submitted a proxy card sent to you by, or on behalf of, the Dissident Group, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE universal proxy card or submitting a proxy to vote by Internet by following the instructions specified on the WHITE universal proxy card or by virtually attending the Annual Meeting and voting your shares. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE UNIVERSAL PROXY CARD FOR OUR BOARD’S PROPOSED CANDIDATES (STEWART L. APPELROUTH, NANCY K. BRYAN, THOMAS K. EQUELS AND WILLIAM M. MITCHELL), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP.

We are confident that each of our four director candidates has the right mix of professional accomplishments, experience, skills and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value. The Board recommends that you vote “FOR” the election of each of Stewart L. Appelrouth, Nancy K. Bryan, Thomas K. Equels and William M. Mitchell.

Whether or not you intend to virtually attend the Annual Meeting, YOUR VOTE IS VERY IMPORTANT. Our Board urges you to protect your investment by voting “FOR” the election of each of the four director candidates recommended by the Board and “FOR” each of the Company’s proposals on the WHITE universal proxy card. We hope you will submit a proxy to vote as soon as possible.

Thank you for being a stockholder of the Company. Your vote and participation, no matter how many shares you own, are very important to us. We look forward to your participation in our Annual Meeting.

Sincerely,

Thomas K. Equels
Executive Vice Chair of the Board, Chief Executive Officer and President

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor, Sodali & Co.:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: AIM@investor.Sodali.com

PRELIMINARY COPY SUBJECT TO COMPLETION — DATED OCTOBER 15, 2024

AIM IMMUNOTECH INC. 2117 SW Highway 484 Ocala, Florida 34473 (352) 448-7797

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD [●], 2024 AT [●] [A.M. / P.M.] EASTERN TIME

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders of AIM ImmunoTech Inc. (the “Company”) will be held on [●], 2024 at [●] [a.m. / p.m.] Eastern Time, in a virtual meeting format, via live webcast (including any adjournments, postponements or continuations thereof, the “Annual Meeting”). The Annual Meeting will be conducted in a virtual format to provide stockholders the opportunity to participate, irrespective of location.

The Annual Meeting will be held for the following purposes:

1.	To elect four directors to the Company’s Board of Directors (the “Board”), each to serve until the Company’s 2025 Annual Meeting of Stockholders, until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal (Proposal 1);

2.	To ratify, on a non-binding advisory basis, the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); and

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers (Proposal 3).

Stockholders may also transact such other business as may properly come before the Annual Meeting.

Who Can Vote:	The Board has fixed the close of business on [●], 2024 (the “Record Date”), as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record on the Record Date may vote at the Annual Meeting.

Who May Virtually Attend:	All stockholders as of the Record Date are cordially invited to virtually attend the Annual Meeting by visiting [●], where you will be able to listen to the meeting live, submit questions, and vote. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. To participate in the Annual Meeting, you must pre-register at [●] by [●] [a.m. / p.m.], Eastern Time, on [●], 2024.

How You Can Vote:

Even though you may plan to virtually attend the Annual Meeting, please promptly submit your proxy to vote using one of the following methods: on the Internet by accessing the website address printed on your WHITE universal proxy card or by completing, signing, dating and returning the enclosed WHITE universal proxy card in the enclosed postage-prepaid return envelope. Voting by any of these methods will not prevent you from virtually attending the Annual Meeting and voting your shares. You may change or revoke your proxy at any time before it is voted. Your vote is extremely important, and we appreciate you taking the time to submit your proxy to vote promptly.

If your brokerage firm, bank, trustee or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, trustee or other nominee to submit your proxy to vote your shares on the enclosed WHITE universal proxy card.

Your vote (virtually or by proxy) will be especially important this year. As you may be aware, Ted D. Kellner (together with the other participants in his solicitation, the “Dissident Group”), has nominated four candidates to stand for election to the Board.

The Board does NOT endorse any of the nominees from the Dissident Group, and the presence of the Dissident Group’s nominees on the enclosed WHITE universal proxy card is NOT an approval of or comment on the fitness, character, suitability or other qualifications of the Dissident Group’s nominees. The Board strongly urges you to NOT sign or return any proxy card sent to you by, or on behalf of, the Dissident Group. If you have previously submitted a proxy card sent to you by, or on behalf of, the Dissident Group, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE universal proxy card or voting by Internet by following the instructions specified on the WHITE universal proxy card. Only your latest dated proxy will count. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE UNIVERSAL PROXY CARD FOR OUR BOARD’S PROPOSED CANDIDATES (STEWART L. APPELROUTH, NANCY K. BRYAN, THOMAS K. EQUELS AND WILLIAM M. MITCHELL), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP. We are not responsible for the accuracy of any information provided by, or relating to, the Dissident Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives has made or may otherwise make.

We are confident that each of our four director candidates has the right mix of professional accomplishments, experience, skills and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value.

The Board strongly recommends that you vote on the enclosed WHITE universal proxy card or voting instruction form “FOR” the election of Stewart L. Appelrouth, Nancy K. Bryan, Thomas K. Equels and William M. Mitchell as directors of the Company, “FOR” Proposal 2 and “FOR” Proposal 3.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET OR MAIL AS DESCRIBED ON THE WHITE UNIVERSAL PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE UNIVERSAL PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL PROXY” FROM YOUR BROKERAGE FIRM, BANK, TRUSTEE OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES VIRTUALLY.

Regardless of the number of shares of common stock of the Company that you own, your vote will be very important. Thank you for your ongoing support, interest and investment in the Company.

By Order of the Board of Directors

William M. Mitchell
Chair of the Board
Ocala, Florida
[●], 2024

We are mailing a full set of our printed proxy materials to stockholders on or about [●], 2024.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD VIRTUALLY AT [●] [A.M. / P.M.], EASTERN TIME, ON [●], 2024.

The Notice of 2024 Annual Meeting of Stockholders, this Proxy Statement, the accompanying WHITE universal proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available free of charge at https://aimimmuno.com/sec-filings/. You may also obtain these materials at the website of the U.S. Securities and Exchange Commission at https://www.sec.gov.

Please complete, sign, date and promptly return the enclosed WHITE universal proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet, so that you may be represented at the Annual Meeting. Instructions are on your WHITE universal proxy card or on the voting instruction form provided by your brokerage firm, bank, trustee or other nominee.

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or require any assistance in voting your shares, please contact our proxy solicitor, Sodali & Co.:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: AIM@investor.Sodali.com

EXPLANATORY NOTE

AIM ImmunoTech Inc. (the “Company”) is a “smaller reporting company.” As defined by Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. Under the scaled disclosure obligations, the Company is not required to provide, among other things, a Compensation Discussion and Analysis, a compensation committee report and certain other tabular and narrative disclosure related to executive compensation.

PRELIMINARY COPY SUBJECT TO COMPLETION — DATED OCTOBER 15, 2024

AIM IMMUNOTECH INC.
2117 SW Highway 484
Ocala, FL 34473

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AIM ImmunoTech Inc. (the “Company,” “we” or “us”) for use at the Company’s 2024 Annual Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”). This solicitation of proxies is made on behalf of our Board.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, including under “Executive Compensation.” References to “2023,” “2022,” “2021,” and “2020” and the like refer to the fiscal year ending, or ended, on December 31 of that year. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE ANNUAL MEETING

2024 Annual Meeting of Stockholders

Time and Date:	On [●], 2024 at [●] [a.m. / p.m.], Eastern Time.

Place:	Via live webcast by visiting [●]. To participate in the Annual Meeting, you must pre-register at [●] by [●] [a.m. / p.m.], Eastern Time, on [●], 2024.

Record Date:	The close of business on [●], 2024 (the “Record Date”).

Proxy Materials:	The Notice of 2024 Annual Meeting of Stockholders, this Proxy Statement, the accompanying WHITE universal proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are first being sent to stockholders of record as of the Record Date on or about [●], 2024.

Proposals and Board Recommendations for Voting

PROPOSAL	RECOMMENDATION ON THE WHITE UNIVERSAL PROXY CARD
Proposal 1 – Elect four directors to the Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal	FOR ALL OF THE BOARD’S CANDIDATES

Proposal 2 – Ratify, on a non-binding advisory basis, the selection of BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR

Proposal 3 – Approve, on a non-binding advisory basis, our named executive officer compensation	FOR

Your vote will be especially important this year. As you may be aware, Ted D. Kellner (together with the other participants in his solicitation, the “Dissident Group”), has nominated four candidates to stand for election to the Board.

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The Board does NOT endorse any of the nominees from the Dissident Group, and the presence of the Dissident Group’s nominees on the enclosed WHITE universal proxy card is NOT an approval of or comment on the fitness, character, suitability or other qualifications of the Dissident Group’s nominees. The Board strongly urges you to NOT sign or return any proxy card sent to you by, or on behalf of, the Dissident Group. If you have previously submitted a proxy card sent to you by, or on behalf of, the Dissident Group, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE universal proxy card or voting by Internet by following the instructions specified on the WHITE universal proxy card. Only your latest dated proxy will count. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE UNIVERSAL PROXY CARD FOR OUR BOARD’S PROPOSED CANDIDATES (STEWART L. APPELROUTH, NANCY K. BRYAN, THOMAS K. EQUELS AND WILLIAM M. MITCHELL), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP. We are not responsible for the accuracy of any information provided by, or relating to, the Dissident Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives has made or may otherwise make.

We are confident that each of our four director candidates has the right mix of professional accomplishments, experience, skills and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value.

The Board strongly recommends that you vote on the enclosed WHITE universal proxy card or voting instruction form “FOR” the election of Stewart L. Appelrouth, Nancy K. Bryan, Thomas K. Equels and William M. Mitchell as directors of the Company, “FOR” Proposal 2 and “FOR” Proposal 3.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET OR MAIL AS DESCRIBED ON THE WHITE UNIVERSAL PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE UNIVERSAL PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL PROXY” FROM YOUR BROKERAGE FIRM, BANK, TRUSTEE OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES VIRTUALLY.

For more information and up-to-date postings, please go to www.aimimmuno.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the U.S. Securities and Exchange Commission (the “SEC”). If you need assistance with voting or have any questions, please contact Sodali & Co. (“Sodali”), our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you were a stockholder of record of the Company on the Record Date. Our Board is soliciting your proxy to vote your shares at the Annual Meeting on the matters to be considered at that meeting. The Notice of 2024 Annual Meeting of Stockholders, this Proxy Statement and the form of WHITE universal proxy card are being made available to you on or about [●], 2024. This Proxy Statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in making an informed decision when voting your shares.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held on [●], 2024 at [●] [a.m. / p.m.] Eastern Time, via live webcast at [●]. To participate in the Annual Meeting, you must pre-register at [●] by [●] [a.m. / p.m.] Eastern Time, on [●], 2024. Stockholders will NOT be able to attend the Annual Meeting in person. Attendance at the Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives and guests of the Company. Access to the Annual Meeting may be granted to others at the discretion of the Company and the chair of the Annual Meeting.

Please have your voting instruction form, WHITE universal proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Stockholders may log into the meeting platform beginning at [●] [a.m. / p.m.] Eastern Time, on [●], 2024. We encourage you to log in prior to the meeting start time. If you are a beneficial holder, you must obtain a “legal proxy” from your brokerage firm, bank, trustee or other nominee in order to vote at the Annual Meeting. If you need assistance with registration, voting or have any questions, please contact Sodali, our proxy solicitor assisting us in connection with the Annual Meeting.

We will provide stockholders the opportunity to ask questions. Questions submitted during the Annual Meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. The question-and-answer session will be conducted in accordance with certain rules of conduct. The rules of conduct will be available at [●] prior to the date of the Annual Meeting and may include certain procedural requirements.

Even if you plan to virtually attend the Annual Meeting, we strongly urge you to vote in advance either by completing, signing and dating the enclosed voting instruction form or WHITE universal proxy card and returning it in the postage-paid envelope provided or by voting via the Internet, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to virtually attend the Annual Meeting.

What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Sodali, our proxy solicitor assisting us in connection with the Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of common stock you own at the Annual Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your shares of common stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to virtually attend the Annual Meeting. Even if you plan to virtually attend the Annual Meeting, we recommend that you vote using the enclosed WHITE universal proxy card prior to the Annual Meeting to ensure that your shares will be represented.

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Why did I receive more than one proxy card?

Because the Dissident Group may send solicitation materials to stockholders, we may conduct multiple mailings prior to the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE universal proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple WHITE universal proxy cards, if you hold shares that are registered in more than one account—please vote the WHITE universal proxy card for every account you own. The latest dated proxy you submit will be counted. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE UNIVERSAL PROXY CARDS.

What should I do if I receive any proxy materials from the Dissident Group?

The Dissident Group has nominated four nominees for election as directors to the Board in opposition to the election of the Board’s incumbent candidates. We expect that you may receive proxy solicitation materials from the Dissident Group, including opposition proxy statements and proxy cards.

The Board strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the Dissident Group, not even for the purpose of voting to “withhold” with respect to the Dissident Group’s nominees. If you have already voted using the proxy card provided by the Dissident Group, you have every right to change your vote by completing, signing, dating and returning the enclosed WHITE universal proxy card, by voting over the Internet by following the instructions provided on the enclosed WHITE universal proxy card or voting instruction form or by virtually attending and voting at the Annual Meeting. Only the latest proxy you submit will be counted.

Voting to “withhold” with respect to any of the Dissident Group’s nominees on its proxy card is not the same as voting for the Board’s candidates. If you vote “withhold” on the Dissident Group’s nominees using the proxy card sent to you by the Dissident Group, your vote will not be counted as a vote for any of the director candidates recommended by the Board, but will result in the revocation of any previous vote you may have cast on the WHITE universal proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the WHITE universal proxy card. If you have any questions or need assistance voting, please contact Sodali at (800) 662-5200. The Board recommends that you vote “FOR” the election of the Board’s four candidates on the WHITE universal proxy card. The Board urges you NOT to sign or return any proxy card sent to you by, or on behalf of, the Dissident Group, even as a protest vote.

What happens if the Dissident Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules, and I already granted proxy authority in favor of the Dissident Group?

Stockholders are encouraged to submit their votes on the WHITE universal proxy card. If the Dissident Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority to the Dissident Group, stockholders can still sign and date a later submitted WHITE universal proxy card, vote over the Internet by following the instructions provided on the enclosed WHITE universal proxy card or voting instruction form or virtually attend and vote at the Annual Meeting.

If the Dissident Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Dissident Group’s nominees will be disregarded and not be counted as votes cast, whether such vote is provided on the Company’s WHITE universal proxy card or the Dissident Group’s proxy card.

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What matters will be voted on at the Annual Meeting?

We are aware of three matters that stockholders may vote on at the Annual Meeting. The following items are each listed on the WHITE universal proxy card:

1.	The election of four directors to the Board, each to serve until the 2025 Annual Meeting, until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal (Proposal 1);

2.	The ratification, on a non-binding advisory basis, of the selection of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); and

3.	Approval, on a non-binding advisory basis, of our named executive officer compensation (Proposal 3).

We will also transact such other matters as may properly come before the Annual Meeting.

Could other matters be decided at the Annual Meeting?

The Board does not intend to present at the Annual Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the Annual Meeting. However, by either completing, signing, dating and returning your WHITE universal proxy card or following the instructions on the enclosed WHITE universal proxy card to submit your proxy and voting instructions via the Internet or voting instruction form, you will give to the persons named as proxies discretionary voting authority, to the extent authorized by Rule 14a-4(c) of the Exchange Act, with respect to any other matter that may properly come before the Annual Meeting. The proxies will vote on any such matter in accordance with their best judgment to the extent authorized by Rule 14a-4(c) of the Exchange Act.

Is my vote important?

Your vote will be particularly important this year. As you may know, the Company has received a notice from the Dissident Group regarding its intent to nominate four candidates to stand for election to the Board at the Annual Meeting. You may, therefore, receive solicitation materials from, or on behalf of, the Dissident Group, including proxy statements and proxy cards.

Under the new rules adopted by the SEC, the WHITE universal proxy card also includes the names of the Dissident Group’s nominees. We ask that you only cast your votes “FOR” each of the Board’s four candidates and “withhold” your votes for each of the Dissident Group’s nominees. Stockholders should refer to the Dissident Group’s proxy statement for the names, backgrounds, qualifications and other information concerning the Dissident Group’s nominees. You may access the Dissident Group’s proxy statement, and any other relevant documents, without cost on the SEC’s website. If you mark a “FOR” vote with respect to fewer than four nominees under Proposal 1, your shares will only be voted “FOR” those nominees you have marked. If you vote “FOR” more than four nominees, all of your votes on Proposal 1 will be invalid and will not be counted.

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares using the WHITE universal proxy card:

●	FOR each of the Board’s four candidates to be elected to serve on the Board until the 2025 Annual Meeting, until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal (Proposal 1);

●	FOR the ratification, on a non-binding advisory basis, of the selection of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); and

●	FOR the approval, on a non-binding advisory basis, of our named executive officer compensation (Proposal 3).

All shares represented by validly executed WHITE universal proxy cards received prior to the taking of the vote at the Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the WHITE universal proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

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THE BOARD RECOMMENDS A VOTE FOR ALL FOUR OF OUR BOARD’S CANDIDATES NAMED IN THIS PROXY STATEMENT AND ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) sent to you by, or on behalf of, the Dissident Group. If you indicate on your WHITE universal proxy card, via the Internet, that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee.

If you have previously signed any proxy card sent to you by the Dissident Group in respect of the Annual Meeting, you can revoke it by completing, signing, dating and returning the enclosed WHITE universal proxy card or by following the instructions provided in the WHITE universal proxy card for submitting a proxy to vote your shares over the Internet or voting at the Annual Meeting virtually. Completing, signing, dating and returning any proxy card that the Dissident Group may send to you, even with instructions to vote “withhold” with respect to the Dissident Group’s nominees, will cancel and revoke any proxy you may have previously submitted to have your shares voted for the Board’s candidates as only your latest proxy card will be counted. Beneficial owners who own their shares in “street name” should follow the voting instructions provided by their brokerage firm, bank, trustee or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to complete, sign, date and return only the enclosed WHITE universal proxy card.

Do I have to virtually attend the Annual Meeting to vote?

No. If you want to have your vote count at the Annual Meeting, but not actually attend the meeting virtually, you may vote by granting a proxy or—for beneficial owners (i.e., “street name” stockholders)—by submitting voting instructions to your brokerage firm, bank, trustee or other nominee. In most instances, you will be able to do this via the Internet or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your brokerage firm, bank, trustee or other nominee for assistance in obtaining a duplicate control number.

Do Europeans holding Company Common Stock have to vote a different way?

Yes. Europeans must contact their custodian bank or broker directly, as European banks and brokerage houses do not necessarily forward the proxy materials to stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Banks and brokerage houses simply need to certify the number of shares owned by their clients on the Record Date, and cast votes on your behalf by [●], 2024 at [●] [a.m. / p.m.], Eastern Time.

The proxy materials are available at: [●].

How may I obtain a printed copy of the proxy materials?

To receive, free of charge, a separate copy of the Notice of 2024 Annual Meeting of Stockholders and this Proxy Statement or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, stockholders may write or call our offices at the following address or telephone number:

AIM ImmunoTech Inc.

Attn: Investor Relations

2117 SW Highway 484

Ocala, Florida 34473

(352) 448-7797

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, trustee or other nominee to request information.

What is the Record Date and what does it mean?

Our Board established [●], 2024 as the Record Date for the Annual Meeting. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

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Who can vote at the Annual Meeting?

Only stockholders of record on the Record Date will be entitled to vote at the Annual Meeting.

What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of common stock are held.

Registered Stockholders/Stockholders of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, EQ (formerly American Stock Transfer & Trust Company or “AST”), then you are a stockholder of record (also known as a “registered stockholder”). As a stockholder of record, you may vote by proxy or vote at the virtual Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, we encourage you to submit your proxy as soon as possible by (i) accessing the Internet site or (ii) if applicable, completing, signing, dating and returning a WHITE universal proxy card to ensure your vote is counted.

Street Name Stockholder/Beneficial Owner: Shares Registered in the Name of a Brokerage Firm, Bank, Trustee or Other Nominee

If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, trustee or other nominee, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your brokerage firm, bank, trustee or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually provided that you bring with you proof of your beneficial ownership of shares, such as a brokerage account statement. However, if you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid “legal proxy” from your brokerage firm, bank, trustee or other nominee.

How do I vote?

Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, EQ) as of the Record Date, then you may vote by proxy via the Internet or by mail by following the instructions provided on the WHITE universal proxy card. Stockholders of record may also vote at the virtual Annual Meeting by visiting [●] and following the on-screen instructions (have your WHITE universal proxy card ready). You may still attend the virtual Annual Meeting and vote if you have already voted by proxy.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank, trustee or other nominee) as of the Record Date, then you may vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, trustee or other nominee that holds your shares. To vote at the virtual Annual Meeting, you must obtain a valid proxy from the brokerage firm, bank, trustee or other nominee that holds your shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which the broker does not have discretionary authority. To the extent that the Dissident Group provides proxy materials to a broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary matter under the rules of the various regional and national exchanges of which the intermediary is a member (the “Broker Rules”), and all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, a broker that is subject to the Broker Rules will not have authority to vote shares held by a beneficial owner without instructions from the beneficial owner on Proposals 1, 2 or 3. Further, the broker non-votes will not be counted for purposes of determining whether a quorum exists at the Annual Meeting. Therefore, if you are beneficial owner, we encourage you to instruct your broker how to vote your shares using the voting instruction form provided by your broker so that your vote can be counted.

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However, for brokerage accounts that receive proxy materials only from the Company (and not from the Dissident Group), the broker will be entitled to vote shares held for a beneficial owner on routine matters, such as Proposal 2, without instructions from the beneficial owner of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal 2, even in the absence of your instruction. If your shares are voted on Proposal 2, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 1 and 3). In the event your brokerage account receives proxy materials only from the Company (and not from the Dissident Group), the “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting. The voting instruction form provided by the broker holding your shares may also include information about how to submit your voting instructions over the Internet, if such options are available. The WHITE universal proxy card accompanying this Proxy Statement will provide information regarding Internet voting.

If you have any questions or need assistance in voting your proxy, please contact Sodali at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for brokers, banks, trustees or other nominees).

Whether or not you expect to attend the Annual Meeting virtually, the Board urges stockholders to submit a proxy to vote your shares in advance of the meeting by (i) visiting [●] and following the on screen instructions (have your WHITE universal proxy card available when you access the webpage) or (ii) submitting your WHITE universal proxy card by mail in the postage-paid envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above.

If you vote via the Internet or by mailing a proxy card, your shares will be voted as you direct. For the election of directors (Proposal 1), you may specify whether your shares should be voted “FOR” all, some or none of the nominees listed, up to a total of four directors. With respect to the ratification of the selection of the appointment of BDO as our independent registered public accounting firm (Proposal 2) and the non-binding, advisory resolution approving the compensation of our named executive officers (Proposal 3), you may vote “FOR” or “AGAINST” the ratification or approval, or you may abstain from voting on the ratification or approval.

Your vote is very important. Please submit a proxy by following the instructions on your WHITE universal proxy card even if you plan to attend the Annual Meeting virtually.

How many shares of common stock are entitled to vote at the Annual Meeting and how many votes do I have?

As of [●], 2024, the Record Date, there were approximately [●] shares of the Company’s common stock, par value $0.001 per share, outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on all matters.

Do I have appraisal or dissenters’ rights?

None of the applicable Delaware law, our Amended and Restated Certificate of Incorporation, as amended, nor our Amended and Restated By-Laws (the “Bylaws”), provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Does the Company have cumulative voting?

No. There is no cumulative voting, and the holders of the Company’s common stock vote together as a single class.

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How many votes must be present to hold the Annual Meeting?

For the Annual Meeting, under our Bylaws, the required quorum for the transaction of business at the Annual Meeting is 40% of the shares of common stock entitled to vote at the Annual Meeting or by proxy.

For purposes of determining whether a quorum is present, each share of common stock is deemed to entitle the holder to one vote per share.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are present at the virtual Annual Meeting; or

●	Have properly voted via the Internet or by submitting a proxy card or voting instruction form by mail.

If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, trustee or other nominee, and your brokerage firm, bank, trustee or other nominee receives proxy materials from the Dissident Group, then broker non-votes, if any, will not be counted for purposes of determining whether a quorum exists as the Annual Meeting. In the event that your brokerage firm, bank, trustee or other nominee receives proxy materials only from the Company (and not from the Dissident Group), broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

What vote is required to approve each proposal?

Proposal 1 – Election of Directors. Directors will be elected by a plurality of the votes cast by holders of shares represented by proxy or present at the Annual Meeting and entitled to vote on the election of directors. Therefore, the four nominees for director who receive the most votes cast by the shares represented by proxy or present at the Annual Meeting and entitled to vote in the election will be elected at the Annual Meeting.

Proposal 2 – Ratification of Selection of BDO. The affirmative vote of the holders of a majority in voting power of the shares of our common stock, represented by proxy or present at the Annual Meeting and entitled to vote on the matter, is required to ratify, on a non-binding advisory basis, the selection of BDO (Proposal 2). If the stockholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider the results and any information submitted by the stockholders in determining whether to retain BDO as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Proposal 3 – Advisory Vote to Approve Compensation of Our Named Executive Officers. The affirmative vote of the holders of a majority in voting power of the shares of our common stock, represented by proxy or present at the Annual Meeting and entitled to vote on the matter, is required to approve, on a non-binding advisory basis, the executive compensation of our named executive officers (Proposal 3). Although the advisory vote on Proposal 3 is non-binding—as provided by law—the Compensation Committee of our Board (the “Compensation Committee”) will review the results of the vote and take them into account in making a determination concerning executive compensation.

How do abstentions, broker non-votes and withhold votes affect the voting results?

Withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted on Proposal 1, and broker non-votes, if any, will have no effect on the outcome of Proposal 1.

An abstention will have the same effect as a vote “against” Proposal 2. Broker discretionary voting will not be permitted on Proposal 2 if the Dissident Group delivers its proxy materials to your brokerage firm, bank, trustee or other nominee on your behalf. If the Dissident Group does not provide your brokerage firm, bank, trustee or other nominee with a proxy card or voting instruction form, your brokerage firm, bank, trustee or other nominee will be able to vote your shares with respect to Proposal 2, and broker non-votes will not be applicable.

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An abstention will have the same effect as a vote “against” Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3. Broker discretionary voting is not permitted on Proposal 3.

If you receive proxy materials from or on behalf of both the Company and the Dissident Group, then brokers holding shares in your account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting.

Where will I be able to find the voting results of the Annual Meeting?

We expect to disclose final voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final results are unavailable at that time, we intend to file preliminary voting results based on the preliminary tabulation by the Inspector of Election and then file the final voting results in an amendment to the Current Report on Form 8-K within four business days of the day the final results are available.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote via the Internet?

Yes. You can revoke your proxy at any time before the polls close at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;
●	You may send a written notice that you are revoking your proxy to our Corporate Secretary at the Company, Attn: Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473; or
●	You may attend the Annual Meeting and vote virtually. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your brokerage firm, bank, trustee or other nominee, you should follow the instructions provided by your brokerage firm, bank, trustee or other nominee to revoke your proxy.

If you have already voted using a proxy card sent to you by, or on behalf of, the Dissident Group, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of each of the Board’s candidates by using the enclosed WHITE universal proxy card. Only the latest dated and validly executed proxy that you submit will count.

What if I return a WHITE universal proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections or without marking your voting selection as to a particular proposal, your shares will be voted “FOR” the election of each of the Company’s four director candidates and “FOR” Proposals 2 and 3, to the extent your proxy card does not indicate otherwise.

Who may attend the Annual Meeting?

Attendance at the virtual Annual Meeting will be limited to stockholders of record as of the Record Date, their authorized representatives, and guests of the Company. Access to the Annual Meeting may be granted to others at the discretion of the Company and the chair of the Annual Meeting. To participate in the Annual Meeting, you must pre-register at [●] by [●] [a.m. / p.m.], Eastern Time, on [●], 2024.

Please have your voting instruction form, WHITE universal proxy card or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your brokerage firm, bank or other nominee to participate in the Annual Meeting. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Even if you plan to attend the Annual Meeting virtually, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed voting instruction form or WHITE universal proxy card and returning it in the postage-paid envelope provided or by voting via the Internet, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the Annual Meeting.

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Is a list of stockholders of record available?

The Company’s list of stockholders as of the Record Date and entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, for 10 days prior to the Annual Meeting during ordinary business hours at 2117 SW Highway 484, Ocala, Florida 34473, the Company’s principal place of business. If you wish to inspect the stockholder list, please submit your request, along with proof of ownership, by email to Laurie Santos at Laurie.Santos@AIMimmuno.com to schedule an appointment during ordinary business hours.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

Who is paying the costs of the proxy solicitation?

The Company will pay the entire cost of the Board’s soliciting of proxies. In addition to these mailed proxy materials and the use of the Internet, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Such persons are listed in Appendix A to this Proxy Statement. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Directors, officers and employees will not be paid any additional or special compensation for soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the common stock in their names that are beneficially owned by others to forward to those beneficial owners. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding solicitation materials to beneficial owners.

We have engaged Sodali to assist in the solicitation of proxies in connection with the Annual Meeting, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $[●] in total. Sodali expects that approximately [●] of its employees will assist in the solicitation. Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $[●], of which $[●] has been incurred as of the date of this Proxy Statement.

Who should I call if I have questions about the Annual Meeting or need assistance voting my shares?

If you have any questions or require assistance voting, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm, Sodali:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: AIM@investor.Sodali.com

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INFORMATION CONCERNING BOARD MEETINGS

The Board is responsible for the management and direction of the Company and for establishing broad corporate policies. A primary responsibility of the Board is to provide effective governance over the Company’s affairs for the benefit of its stockholders. In all actions taken by the Board, the directors are expected to exercise their business judgment in what they reasonably believe to be the best interests of the Company. In discharging that obligation, directors may rely on the honesty and integrity of the Company’s senior executives and its outside advisers and auditors.

The Board and various committees of the Board meet periodically throughout the year to receive and discuss operating and financial reports presented by the Chief Executive Officer and Chief Financial Officer, as well as reports by other members of senior management, experts and other advisers. Directors are expected to personally attend Board meetings unless the meeting is held by teleconference. The Board held 14 meetings in 2023 and executed 19 unanimous consents. All Directors then in office were in attendance for the meetings, as well as for the non-reconvened 2023 Annual Meeting of Stockholders, held on January 5, 2024. The 2023 Annual Meeting of Stockholders was initially held on December 1, 2023 and reconvened to December 29, 2023 and finally held on January 5, 2024 (the “2023 Annual Meeting”).

In 2023, the non-employee (independent) directors did not meet without employee directors or management personnel present outside of meetings of standing committees of the Board. Interested persons who wish to contact the Chair of the Board or other non-employee Directors can do so by sending written comments through the Office of the Secretary of the Company at AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473. The Office will either forward the original materials as addressed or provide directors with summaries of the correspondence, with the originals available for review at the directors’ request.

CONDUCT OF THE ANNUAL MEETING

The Chair of our Board (or in the absence of the Chair, the President (or a Vice President in the absence of the President), or in the absence of the foregoing persons, any person designated by our Board) has broad authority to conduct the Annual Meeting in an orderly manner. Our Board or the person serving as chair of the meeting have authority to establish rules of conduct for stockholders who wish to address the meeting, including limiting questions to the order of business and to a certain amount of time. Copies of these rules will be made available at [●] prior to the Annual Meeting. To ensure that the meeting is conducted in a manner that is fair to all stockholders, the chair of the meeting may also exercise broad discretion in recognizing stockholders who wish to speak in determining the extent of discussion on each item of business and in managing disruptions or disorderly conduct. Instructions for submitting questions and making statements will be posted on the virtual meeting website.

CORPORATE GOVERNANCE

Our Board has adopted corporate governance guidelines. These guidelines address items such as the standards, qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, we have a code of conduct that applies to all our employees, including our executive officers and our directors. The code of conduct is posted under “Corporate Governance” in the Investors section of our website at https://aimimmuno.com/corporate-governance. We will disclose under “Corporate Governance” in the Investors section of our website any amendments to, or any waivers under, the code of conduct that are required to be disclosed by the rules of the SEC. Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Disclosure Controls Committee, and the Corporate Governance and Nomination Committee. The Board also has an Executive Committee, which did not meet in 2023. Each committee operates under a written charter, which are available on our website https://aimimmuno.com/corporate-governance. Detailed information on our Board and its committees can be found within the respective charter or other governance document.

BOARD STRUCTURE

The Board currently separates the roles of Chair of the Board of Directors and CEO of the Company. Periodically, our Corporate Governance and Nomination Committee assesses these roles and the Board leadership structure to ensure the interests of the Company and its stockholders are best served.

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Currently, the independent Chair position is held by William Mitchell, and our CEO is Thomas K. Equels.

The current separation of the Chair and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chair. The Chair sets the agenda for, and presides over, Board meetings and independent sessions and coordinates the work of the committees of our Board, providing independent oversight and streamlining the CEO’s duties. The Board believes this governance structure promotes balance between the Board’s independent authority to oversee our business and the CEO and his management team who manage the business on a day-to-day basis.

INFORMATION CONCERNING COMMITTEES OF THE BOARD

The Board maintains the following committees:

Executive Committee

In February 2016, our Board formed the Executive Committee. The Executive Committee reports to the Board, and its purpose is to aid the Board in handling matters which, in the opinion of the Chair of the Board, should not be postponed until the next scheduled meeting of the Board. Mr. Equels, our Chief Executive Officer, is the chair of the Committee and is a member of the Committee along with our three independent directors, Ms. Bryan, Mr. Appelrouth and Dr. Mitchell. The full text of the Executive Committee Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance.” The Committee did not meet in 2023.

Compensation Committee

The Compensation Committee of our Board consists of the following three directors, each of whom is “independent” under applicable NYSE American rules, a “Non-Employee Director” as defined in Rule 16b-3 under the Exchange Act, and an “Outside Director” as defined under the U.S. Treasury regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”): Nancy K. Bryan (Chair), Stewart L. Appelrouth and Dr. William Mitchell, M.D., Ph.D.

The Compensation Committee oversees implementation and administration of the Company’s compensation and employee benefits programs with the goal of attracting, retaining and motivating executives and officers, as well as other employees, to improve their performance and the Company’s financial performance. In that regard, the Compensation Committee (1) reviews and approves corporate goals and objectives relevant to compensation; (2) evaluates the performance and compensation of the Company’s officers and executives and reviews the compensation of all other non-officer executives of the Company that are considered highly paid; (3) reviews and approves employment agreements, severance agreements, change of control agreements, deferred compensation agreements, perquisites and similar compensation arrangements of the Company’s executive officers; (4) makes recommendations to the Board on the compensation of non-employee members of the Board; (5) administers the Company’s incentive and equity-based compensation plans, including approving the grant of equity awards under such plans, reviewing such plans and making recommendations to the Board regarding the adoption, amendment or termination of such plans; (6) selects and determines the fees and scope of work of its compensation consultants; and (7) reviews the Company’s compensation strategy to assure that it continues to advance the Company’s objectives and promote stockholder value. The full text of the Compensation Committee’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance.”

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This Committee formally met three times in 2023, and all committee members were in attendance for the meetings. Our General Counsel, Chief Financial Officer and Director of Human Resources support the Compensation Committee in its work.

Corporate Governance and Nomination Committee

The Corporate Governance and Nomination Committee of our Board consists of Dr. William M. Mitchell (Chair), Nancy K. Bryan and Stewart L. Appelrouth. In 2023, the Corporate Governance and Nomination Committee met two times. All committee members were in attendance for the meetings.

All of the members of the Committee meet the independence standards contained within the NYSE American Company Guide and the Company’s Corporate Governance Guidelines. The full text of the Corporate Governance and Nomination Committee Charter as well as the Corporate Governance Guidelines are available on our website: https://aimimmuno.com/corporate-governance/.

The Corporate Governance and Nomination Committee is responsible for (1) assisting the Board in identifying, recommending, assessing, recruiting and selecting candidates to serve as members of the Board, including in connection with filling vacancies; (2) assisting the Board in developing criteria for identifying and selecting individuals for nomination to the Board; (3) advising the Board with respect to the Board’s composition, procedures and committees; (4) reviewing, assessing and recommending appropriate Corporate Governance Guidelines; (5) reviewing the charter of each committee of the Board and recommending to the Board the number, identity and responsibilities of each committee; (6) reviewing the Company’s business practices as they relate to preserving the good reputation of the Company; (7) developing and recommending to the Board procedures for succession planning for Company executives and continuity of the Board; and (8) assessing the effectiveness of the Board in meeting the long-term interests of the stockholders. The Committee is authorized to retain search firms and other consultants to assist it in identifying candidates and fulfilling its other duties.

Stockholders who wish to suggest qualified candidates should write to the Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473, stating in detail the qualifications of such persons for consideration by the Committee. Director candidates should demonstrate the qualifications, experience and skills for Board members which are important to the Company’s business and its future, as outlined in Proposal 1 below.

The Company aspires to the highest standards of ethical conduct, reporting results with accuracy and transparency and maintaining full compliance with the laws, rules and regulations that govern the Company’s business. the Company’s Corporate Governance Guidelines embody many of our policies and procedures which are at the foundation of our commitment to best practices. The guidelines are reviewed annually and revised, if deemed necessary, to continue to reflect best practices.

Disclosure Controls Committee

The Disclosure Controls Committee (“DCC”) reports to the Audit Committee and is responsible for procedures and guidelines on managing disclosure information. This is not a committee of the Board. The purpose of the DCC is to make certain that information required to be publicly disclosed is properly accumulated, recorded, summarized and communicated to the Board and management. This process is intended to allow for timely decisions regarding communications and disclosures and to help ensure that we comply with related SEC rules and regulations. The DCC is responsible for (1) implementing, monitoring and evaluating the Company’s disclosure controls and procedures; (2) reviewing and evaluating the Company’s interactions with the FDA and other similar regulatory bodies; and (3) reviewing earnings and other press releases and periodic reports and proxy statements of the Company that are to be filed with the SEC. Robert Dickey, our CFO, is the DCC’s Investor Relations Coordinator and Chair. The other members of the DCC are Peter Rodino, our COO and General Counsel, Dr. William Mitchell, one of our Independent Directors, Diane Young, our Clinical Project Manager, Jodie Pelz, our Director of Finance, and Ann Marie Coverly, Director of HR and Administration serving as the Deputy Investor Relations Coordinator. The full text of the DCC’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance.” The DCC actively met on numerous occasions in 2023.

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Audit Committee and Audit Committee Expert

The Audit Committee of our Board consists of Stewart L. Appelrouth (Chair), Dr. Mitchell and Nancy K. Bryan. All three members have been determined by the Board to be Independent Directors as required under Section 803(2) of the NYSE: American Company Guide and Rule 10A-3 under the Exchange Act. The Board has determined that Mr. Appelrouth qualifies as an “audit committee financial expert,” as that term is defined by Section 803B(2) of the NYSE: American Company Guide and the rules and regulations of the SEC.

We believe Dr. Mitchell, Ms. Bryan and Mr. Appelrouth to be independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this Committee. The principal functions of the Audit Committee are to (1) assist the Board in fulfilling its oversight responsibility relating to the annual independent audit of the Company’s consolidated financial statements and management’s assessment of internal control over financial reporting, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (2) select the independent registered public accounting firm, oversee the work of the independent registered public accounting firm, pre-approve all auditing services of the independent registered public accounting firm and evaluate the independent registered public accounting firm’s qualifications, independence and performance; (3) prepare the reports or statements as may be required by NYSE American or the securities laws; (4) assist the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and financial reporting process and the Company’s system of internal accounting and financial controls; (5) discuss the financial statements and reports with management and the independent registered public accounting firm, including critical accounting policies and practices, the Company’s disclosures in the Company’s Annual Report and any significant financial reporting that arose in the preparation of the audited financial statements; and (6) oversee the Disclosure Control Committee. The Audit Committee is authorized to engage independent counsel and other advisors as it deems necessary.

This Audit Committee formally met four times in 2023 with all committee members in attendance. Our General Counsel and Chief Financial Officer support the Audit Committee in its work. The full text of the Audit Committee’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance.”

Audit Committee Report

The primary responsibility of the Audit Committee is to assist the Board in discharging its oversight responsibilities with respect to financial matters and compliance with laws and regulations. The primary methods used by the Audit Committee to fulfill its responsibility with respect to financial matters are:

●	To appoint, evaluate, and as the Audit Committee may deem appropriate, terminate, and replace the Company’s independent registered public accounting firm;

●	To monitor the independence of the Company’s independent registered public accounting firm;

●	To determine the compensation of the Company’s independent registered public accounting firm;

●	To pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by the Company’s independent registered public accounting firm;

●	To review the Company’s risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

●	To monitor the integrity of the Company’s financial reporting processes and systems of control regarding finance, accounting, legal compliance and information systems;

●	To facilitate and maintain an open avenue of communication among the Board, management and the Company’s independent registered public accountants; and

●	To provide oversight of the DCC to monitor their successful implementation of the DCC’s charter, policies and procedures.

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In discharging its responsibilities during the last fiscal year relating to internal controls, accounting and financial reporting policies and auditing practices, the Audit Committee discussed with the Company’s independent registered public accounting firm, BDO, the overall scope and process for its audit. The Audit Committee regularly met with BDO, with and without management present, to discuss the results of its examinations, the consideration of our internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee also undertook all required discussions with BDO during the fiscal year ended December 31, 2023 of such matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), rules of the SEC and other applicable regulations. The Audit Committee received from BDO the written and oral disclosures and the letter required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO the independence of their firm.

The Audit Committee has met and held discussions with management. The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2023, as well as the internal control requirements of the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report for the year ended December 31, 2023.

This report is respectfully submitted by the current members of the Audit Committee of the Board.

Stewart L. Appelrouth, Committee Chair
Dr. William M. Mitchell
Nancy K. Bryan

Board Role in Risk Oversight

The Board evaluates its leadership structure and role in risk oversight on a periodic basis. The Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of our Company and other relevant factors.

The Board is also responsible for oversight of our risk management practices while management is responsible for the day-to-day risk management processes. Our executive management team evaluates enterprise risks and shares their assessment of such risks with the Audit Committee or the full Board for oversight. In addition, financial risks and our internal control environment are overseen by the Audit Committee, and the Compensation Committee considers how risks taken by management could impact the value of executive compensation.

Code of Ethics and Business Conduct

Our Board revised the Code of Ethics and Business Conduct for Officers, Directors, and Employees, Agents and Consultants. The principal amendments included broadening the Code’s application to our agents and consultants, adoption of a regulatory compliance policy and adoption of a policy for protection and use of Company computer technology for business purposes only. Our Board is required to approve any waivers of the Code for Directors or executive Officers, and we are required to disclose any such waiver in a Current Report on Form 8-K within four business days. On an annual basis, this Code is reviewed and signed by each officer, director, employee, and strategic consultant with none of the amendments constituting a waiver of provision of the Code of Ethics on behalf of our Chief Executive Officer, Chief Financial Officer, or persons performing similar functions.

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You may obtain a copy of this Code by visiting our website at www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance” or by written request to our office at 2117 SW Highway 484, Ocala, FL 34473.

Communication with the Board

Interested parties wishing to contact the Board may do so by writing to the following address: AIM ImmunoTech Board of Directors, c/o Peter W. Rodino III, Corporate Secretary, 2117 SW Highway 484, Ocala, Florida 34473. All letters received will be categorized and processed by the Corporate Counsel or Secretary and then forwarded to the Board.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend the Annual Meeting absent unusual circumstances, although we have no formal policy on the matter. All of the directors attended the non-adjourned annual shareholder meeting held on January 5, 2024.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following sets forth biographical information about each of our executive officers as of the date of this report:

Name	Age	Position
Thomas K. Equels, Esq.	72	Chief Executive Officer, President and Director
Peter W. Rodino, III, Esq.	73	Chief Operating Officer, General Counsel & Secretary
Robert Dickey, IV	69	Chief Financial Officer

THOMAS K. EQUELS, M.S., J.D. is our Chief Executive Officer (since 2016), President (since 2015) and Executive Vice Chair (since 2008). He has also been one of our Directors since 2008. Mr. Equels was formerly the President and Managing Director of the Equels Law Firm in Miami, Fla. For over a quarter century, he represented national governments, state governments and private companies in banking, insurance, aviation, pharmaceutical and construction matters. He also was on numerous occasions the court-appointed receiver to turn around distressed companies. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He received his Bachelor of Science, summa cum laude, from Troy University and also obtained his Master of Science Degree from Troy University. Mr. Equels began his professional career as a military pilot. He served in Vietnam and was awarded two Distinguished Flying Crosses, the Bronze Star, the Purple Heart, and fifteen Air Medals. In 2012, he was Knighted by Pope Benedict.

PETER W. RODINO, III, Esq. was a director of the Company from July 2013 until September 30, 2016, when Mr. Rodino resigned as a member of our Board to permit him to serve the Company in a new capacity. Effective October 1, 2016, we retained Mr. Rodino as our Executive Director for Governmental Relations, and as our General Counsel and, as of October 16, 2019, Mr. Rodino assumed the role of Chief Operating Officer. Mr. Rodino has been our Secretary since November 2016. Mr. Rodino has broad legal, financial, and executive experience. In addition to being President of Rodino Consulting LLC and managing partner at several law firms during his many years as a practicing attorney, he served as Chairman and CEO of Crossroads Health Plan, the first major Health Maintenance Organization in New Jersey. He also has had experience as an investment executive in the securities industry and acted as trustee in numerous Chapter 11 complex corporate reorganizations. Previously, as founder and president of Rodino Consulting, Mr. Rodino provided business and government relations consulting services to smaller companies with a focus on helping them develop business plans, implement marketing strategies and acquire investment capital. Mr. Rodino holds a B.S. in Business Administration from Georgetown University and a J.D. degree from Seton Hall University.

ROBERT DICKEY, IV has been our Chief Financial Officer since April 4, 2022. Mr. Dickey has more than 25 years of experience in C-suite financial leadership for life science and medical device companies, both private and public, ranging from preclinical development to commercial operations and across a variety of disease areas and medical technologies. Mr. Dickey has served as Managing Director at Foresite Advisors since March 2020 assuming responsibility for CFO advisory, financial analysis, capital raising, and transactional support/execution for public offerings and M&A services at life science companies and was previously a Managing Director at Danforth Advisors from August 2018 to March 2020. Both Foresite Advisors and Danforth Advisors provide financial support and investment advisory services. Mr. Dickey served as a member on the board of directors at Emmaus Life Sciences, a biopharmaceutical company, from July 2019 to August 2022; served as a member on the board of directors at Sanuthera, Inc., a privately held medical device company, from 2013 to 2017, and was employed as Chief Financial Officer of Motif Bio Plc., a NASDAQ and London AIM exchange-listed antibiotics company, from January 2017 to February 2018. Earlier in his career, Mr. Dickey spent 18 years in investment banking, primarily at Lehman Brothers, with a background split between mergers and acquisitions and capital markets transactions. Mr. Dickey was a senior vice president of the Company from 2008 until 2013. Throughout his career he has demonstrated C-level (CFO, COO and CEO) and board level experience in public, private, revenue stage and development stage life sciences and medical device companies and has played a leading role in two start-ups. His prior career as an investment banker included 14 years at Lehman Brothers. Mr. Dickey is experienced in all stages of the business lifecycle, including start-up, high-growth and turnarounds, and in building businesses and achieving an exit. He also has international experience, expertise in public and private financings, M&A, partnering/licensing transactions, project management and Chapter 11 reorganizations, as well as interacting with boards, VC’s, shareholders and Wall Street. Mr. Dickey has an MBA from The Wharton School and an AB from Princeton University.

DELINQUENT SECTION 16(A) REPORTS

Under federal securities laws, the Company’s directors and officers and any beneficial owner of more than 10% of a class of the Company’s equity securities, are required to report their ownership of the Company’s equity securities and any changes in such ownership in a timely manner. Based solely upon information provided by officers and directors and greater than 10% owners, we are not aware of any filings not made on a timely basis, except for two Forms 4 filed on March 27, 2024, to report awards of options to Thomas Equels and Peter Rodino on November 30, 2023.

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OTHER MATTERS

Involvement in Certain Legal Proceedings

Except as disclosed below, there are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any of the Company’s voting securities, or any associate of such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

AIM ImmunoTech, Inc. v. Tudor, et al., Case 5:22-cv-00323 (M.D. Florida 2022)

On July 15, 2022, the Company filed a complaint in the U.S. District Court for the Middle District of Florida against seven individual defendants, including Jonathan Jorgl, an AIM stockholder who first purchased 1,000 AIM shares on June 27, 2022, and his nominees for election at our 2022 annual meeting, Robert Chioini and Michael Rice (AIM ImmunoTech, Inc. v. Tudor, et al., Case Case 5:22-cv-00323-GAP-PRL (M.D. Florida 2022)). The complaint also names Franz Tudor, Todd Deutsch, Ted Kellner and Walter Lautz as defendants. The Company’s complaint alleges that the defendants failed to register as a group pursuant to U.S. securities laws and committed other unlawful actions in their attempt to effectuate a takeover of the Board. The Company seeks: (i) a declaration that the defendants violated Section 13(d) of the Exchange Act; and (ii) an injunction that prevents the defendants from future violations of the federal securities laws.

On July 10, 2023, the District Court dismissed the action on mootness grounds because the 2022 Annual Meeting, including the election of directors, had already occurred. On August 8, 2023, the Company filed a motion to reconsider the dismissal, arguing that the actions of certain defendants seeking election to AIM’s Board at the next annual meeting of stockholders demonstrated that the Company’s complaint was not moot. The District Court denied the motion on September 27, 2023. Separately, on August 7, 2023, Mr. Lautz moved for reconsideration pursuant to the Private Securities Litigation Reform Act of 1995 (“PSLRA”), and on September 12, 2023, Mr. Jorgl moved for attorneys’ fees under Rule 11. On April 22, 2024, the District Court issued an order granting in part Lautz and Jorgl’s Rule 59(e) and Rule 11 motions.

On June 18, 2024, appealed the District Court’s orders of dismissal and denial of the Company’s motion for reconsideration (AIM ImmunoTech, Inc. v. Tudor, et al., Case No. 0:2023prici13576 (11th Cir. 2023)). The Company filed a motion to stay enforcement of the judgment pending the 11th Circuit Appeal, which the District Court granted on June 21, 2024. The Company filed an appellate brief on September 4, 2024.

No Family Relationships

There are no family relationships between any of our officers and directors.

Householding Of Materials

Some brokerage firms, banks, trustees and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of the Notice of 2024 Annual Meeting of Stockholders and, if applicable, this Proxy Statement, the WHITE universal proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 will be, or may have been, sent to multiple Stockholders in the same household unless we received contrary instructions from any stockholder in that household. We will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address upon written or oral request to: AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala FL 34473, Attention: Secretary or by phone at (352) 448-7797. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of the Company’s proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s brokerage firm, bank, trustee or other nominee record holder, or the stockholder may contact us at the address and telephone number above.

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Deadlines for Notice of Stockholder Actions to be Considered at the 2025 Annual Meeting

Shareholder Proposals under Rule 14a-8

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the 2025 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, Rule 14a-8 stockholder proposals must be received by the Company’s Corporate Secretary at the Company’s principal executive offices (located at 2117 SW Highway 484, Ocala, Florida 34473) no later than [●].

Stockholder Proposals

Any stockholder of record of the Company who desires to submit a proposal of business (other than stockholder proposals in accordance with Rule 14a-8) for action at the 2025 Annual Meeting must deliver written notice of an intent to make such proposal of business to the Company’s Corporate Secretary at c/o Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473 no earlier than [●] and no later than [●]. However, if the date of the 2025 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered to the Company’s Secretary no earlier than 120 days prior to the 2025 Annual Meeting and no later than the close of business on the later of 90 days prior to the 2025 Annual Meeting and the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of the 2025 Annual Meeting is first made by the Company. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.

Stockholder Nominations for Director Candidates

Any stockholder of record of the Company who desires to nominate one or more director candidates at the 2025 Annual Meeting or submit a proposal of business (other than stockholder proposals in accordance with Rule 14a-8) for action at the 2025 Annual Meeting must deliver written notice of an intent to make such director nomination and/or make such proposal of business to the Company’s Corporate Secretary at c/o Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473 no earlier than [●] and no later than [●]. However, if the date of the 2025 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered to the Company’s Secretary no earlier than 120 days prior to the 2025 Annual Meeting and no later than the close of business on the later of 90 days prior to the 2025 Annual Meeting and the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of the 2025 Annual Meeting is first made by the Company. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.

In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with the time period set forth immediately above for providing notice of stockholder nominations for director candidates.

Annual Report

Our Annual Report is being furnished together with this Proxy Statement. You can review and download a copy of our Annual Report by accessing our website, https://aimimmuno.com/sec-filings, or stockholders may request paper copies, without charge, by writing to AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, FL 34473, Attention: Secretary. The Company’s filings with the SEC also are available to the public at the SEC’s website at www.sec.gov. The information on the Company’s website and the SEC’s website are not part of this Proxy Statement.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks, uncertainties and other factors. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this Proxy Statement.

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PROPOSALS TO STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, four directors are to be elected to either serve until the 2025 Annual Meeting or until each director’s respective earlier resignation, removal from office, death or incapacity.

Unless otherwise specified, the enclosed WHITE universal proxy card will be voted in favor of the election of Stewart L. Appelrouth, Nancy K. Bryan, Thomas K. Equels and William M. Mitchell if you sign and return it. Information is furnished below with respect to all of the Board’s candidates.

The Board has examined the relationship between each of our non-employee directors and the Company and has determined that each of Ms. Bryan and Messrs. Appelrouth and Mitchell qualifies as an “independent” director under the independence standards of the NYSE American rules and SEC rules. Mr. Equels does not qualify as an independent director because he is the Chief Executive Officer of the Company.

We believe our directors represent a desirable diversity of backgrounds, skills, education and experiences, and they all share the personal attributes of dedication to be effective directors. In recommending Board candidates, the Corporate Governance and Nomination Committee considers a candidate’s: (1) general understanding of elements relevant to the success of a publicly traded company in the current business environment; (2) understanding of our business; and (3) diversity in educational and professional background. The Committee also considers a candidate’s judgment, competence, dedication and anticipated participation in Board activities along with experience, geographic location and special talents or personal attributes. The following are qualifications, experience and skills for Board members which are important to the Company’s business and its future:

Leadership Experience: We seek directors who have demonstrated strong leadership qualities. Such leaders bring diverse perspectives and broad business insight to our Company. The relevant leadership experience that we seek includes a past or current leadership role in a large or entrepreneurial company, a senior faculty position at a prominent educational institution or a past elected or appointed senior government position.

Industry or Academic Experience: We seek directors who have relevant industry experience, both with respect to the disease areas where we are developing new therapies as well as with the economic and competitive dynamics of pharmaceutical markets, including those in which our drugs will be prescribed.

Scientific, Legal or Regulatory Experience: Given the highly technical and specialized nature of biotechnology, we desire that certain of our directors have advanced degrees, as well as drug development experience. Since we are subject to substantial regulatory oversight, both here and abroad by the FDA and other agencies, we also desire directors who have legal or regulatory experience.

Finance Experience: We believe that our directors should possess an understanding of finance and related reporting processes, particularly given the complex budgets and long timelines associated with drug development programs.

Each of the Board’s candidates has provided a consent to being named as a nominee of the Board in a proxy statement in connection with the Annual Meeting and stating that such nominee consents to serve if elected as a director, and the Board has no reason to believe that any nominee will be unable to serve. However, if, before the election, any nominee is unable to serve or for good cause will not serve (a situation that we do not anticipate), the proxy holders will vote the proxies for the remaining candidates and for substitute candidates chosen by the Board (unless the Board reduces the number of directors to be elected). If any substitute candidates are designated, we will file an amended proxy statement that, as applicable, identifies each substitute candidate, discloses that such nominee has consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominee required by the rules of the SEC.

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The Board unanimously recommends using the enclosed WHITE universal proxy card to vote “FOR” each of the Board’s four candidates for director. As detailed above, the Dissident Group has informed the Company it intends to seek your proxy to vote in favor of the Dissident Group’s nominees. Accordingly, you may receive proxy solicitation materials from the Dissident Group, including proxy statements and proxy cards. The Board recommends that you disregard them.

The Board does NOT endorse any of the nominees from the Dissident Group, and the presence of the Dissident Group’s nominees on the enclosed WHITE universal proxy card is NOT an approval of or comment on the fitness, character, suitability or other qualifications of the Dissident Group’s nominees. The Board strongly urges you to NOT sign or return any proxy card sent to you by, or on behalf of, the Dissident Group.

If you have previously submitted a proxy card sent to you by, or on behalf of, the Dissident Group, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE universal proxy card or submitting a proxy to vote by Internet by following the instructions specified on the WHITE universal proxy card or by virtually attending the Annual Meeting and voting your shares. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE UNIVERSAL PROXY CARD FOR OUR BOARD’S PROPOSED CANDIDATES (STEWART L. APPELROUTH, NANCY K. BRYAN, THOMAS K. EQUELS AND WILLIAM M. MITCHELL), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP.

The following material contains information concerning the Board’s candidates, including their period of service as a director, their recent employment, other directorships, including those held during the past five years with a public company or registered investment company, age as of the Annual Meeting, and director qualifications relevant to the Board’s determination that each nominee should serve as a director in light of our business as an immuno-pharma company and our structure. The Corporate Governance and Nomination Committee recommended to the Board that it nominate each of Stewart L. Appelrouth, Nancy K. Bryan, Thomas K. Equels and William M. Mitchell for re-election as a director at the Annual Meeting. On November 9, 2022, the Company issued a press release announcing the Board’s initiation of a process to identify two additional directors with a focus on diverse candidates who possess biotechnology commercialization experience. Following that announcement and with the Board’s permission, the Company’s Chief Executive Officer Mr. Equels spoke with several individuals whom he believed would meet the Board’s preferred criteria for a new director. Ultimately, Mr. Equels recommended that the Corporate Governance and Nomination Committee and the Board consider Ms. Bryan as a director candidate because she was a highly qualified executive with extensive biotechnology commercialization expertise. After the Corporate Governance and Nomination Committee and the Board completed their customary candidate evaluation processes over the following few months, they determined to appoint Ms. Bryan as a director on March 28, 2023. Mr. Equels and Ms. Bryan became acquainted at life sciences industry events hosted by BioFlorida, Inc., where Ms. Bryan served as President and Chief Executive Officer from 2013 to 2023, and when Mr. Equels later joined the 30+-member board of directors of BioFlorida. Mr. Equels is not compensated for his service on the board of directors of BioFlorida, which is a member-driven association focused on the advancement of the life sciences industry in the State of Florida.

In addition to the information set forth below, Appendix A sets forth information relating to our directors, candidates for directors, and certain of our officers who are considered “participants” in our solicitation under applicable SEC rules by reason of their position as directors of the Company, as candidates for directors, or because they may be soliciting proxies on our behalf.

CANDIDATES FOR ELECTION AS DIRECTOR

THOMAS K. EQUELS, age 72, is the Company’s Chief Executive Officer (since 2016), President (since 2015) and Executive Vice Chair (since 2008). He has also been one of the Company’s directors since 2008. Mr. Equels was formerly the President and Managing Director of the Equels Law Firm in Miami, Fla. For over a quarter century, he represented national governments, state governments and private companies in banking, insurance, aviation, pharmaceutical and construction matters. He also was on numerous occasions the court-appointed receiver to turn around distressed companies. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He received his Bachelor of Science, summa cum laude, from Troy University and also obtained his Master of Science Degree from Troy University. Mr. Equels began his professional career as a military pilot. He served in Vietnam and was awarded two Distinguished Flying Crosses, the Bronze Star, the Purple Heart, and fifteen Air Medals. In 2012, he was Knighted by Pope Benedict.

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THOMAS K. EQUELS, Esq. – Director Qualifications:

●	Leadership Experience – Military, Owner and former President, Managing Director of Equels Law Firm, Court appointed receiver in numerous industries;

●	Industry Experience – legal counsel, General Counsel, CFO and CEO to the Company; and

●	Biotech, Scientific, Legal or Regulatory Experience – Law degree with over 25 years as a practicing attorney specializing in litigation, development of clinical trials, creating intellectual property concepts, and established plan to finance drug development.

WILLIAM M. MITCHELL, M.D., Ph.D., age 89, has been a director since July 1998 and Chair of the Board since February 2016. Dr. Mitchell has served as a Professor of Pathology, Microbiology & Immunology, at Vanderbilt University School of Medicine since 1966 and is a board-certified physician. Dr. Mitchell earned a M.D. from Vanderbilt and a Ph.D. from Johns Hopkins University, where he served as House Officer in Internal Medicine, followed by a Fellowship at its School of Medicine. Dr. Mitchell has published over 250 papers, reviews and abstracts that relate to viruses, anti-viral drugs, immune responses to viral infection, detection in blood of cancer DNA (i.e., the liquid biopsy), and other biomedical topics. Dr. Mitchell has worked for and with many professional societies that have included the American Society of Investigative Pathology, the International Society for Antiviral Research, the American Society of Clinical Oncology, the American Society of Biochemistry and Molecular Biology, the American Chemical Society, and the American Society of Microbiology. Dr. Mitchell is a member of the American Medical Association. He has served on numerous government review committees, among them the Centers for Disease Control and Prevention (CDC) and the National Institutes of Health, including the initial AIDS and Related Research Review Group. Dr. Mitchell previously served as one of the Company’s directors from 1987 to 1989.

WILLIAM M. MITCHELL, M.D., Ph.D. – Director Qualifications:

●	Leadership Experience – Professor at Vanderbilt University School of Medicine. He was an independent member of the board of directors for Chronix Biomedical and was Chairman of its Medical Advisory Board. Additionally, he has served on multiple governmental review committees of the National Institutes of Health, Centers for Disease Control and Prevention and for the European Union, including key roles as Chairman;

●	Academic and Industry Experience – Physician scientist with extensive investigative experience on viral and immunology, and cancer issues relevant to our scientific business along with being a former independent director of an entrepreneurial diagnostic company (Chronix Biomedical) that is involved in next generation DNA sequencing for blood based cancer diagnosis (i.e.- the liquid biopsy); and

●	Scientific, Legal or Regulatory Experience – M.D., Ph.D. and professor at a top-ranked school of medicine, and inventor of record on numerous U.S. and international patents who is experienced in regulatory affairs through filings with the FDA.

STEWART L. APPELROUTH, CPA, age 71, was appointed as a director of the Company and head of the Audit Committee in August 2016 and has been a certified public accountant and a principal at Appelrouth Farah & Co., P.A., Certified Public Accountants and Advisors, a full-service accounting and internal business advisory firm, since he co-founded the firm in 1985. Appelrouth Farah & Co. joined Citrin Cooperman Advisors, LLC, a firm providing business advisory and non-attest services, in March 2022. Mr. Appelrouth is also a certified forensic accountant and possesses 40 years of experience in Accounting and Consulting. He is a member of or has affiliations with organizations including the AICPA, American College of Forensic Examiners, Association of Certified Fraud Examiners, past member of the Florida Bar Grievance Committee, Florida Institute of Certified Public Accountants and InfraGard Member, a national information sharing program between the Federal Bureau of Investigation and the private sector. Mr. Appelrouth graduated from Florida State University in 1975 and received his master’s degree in Finance from Florida International University in 1980.

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STEWART L. APPELROUTH – Director Qualifications:

●	Leadership Experience – has served in leadership positions on numerous private and non-profit boards of directors and other organizations;

●	Industry Experience – Partner at certified public accounting and advisory firm; Certified Public Accountant and Certified Fraud Examiner;

●	Regulatory Experience – FINRA Arbitrator; and

●	Financial Expert – over 40 years of accounting and audit experience.

NANCY K. BRYAN, age 66, was appointed as a director of the Company in March 2023. Ms. Bryan is an established leader with more than 25 years of experience in the life sciences industry. She has served on executive leadership teams and played key roles in biopharmaceutical companies’ successes, including marketing, sales, business development, financing and communications. From May 2013 to December 2023, Ms. Bryan served as the President and CEO of BioFlorida Inc., an association supporting the advancement of life sciences in Florida. Prior to joining BioFlorida, Ms. Bryan began her career with major pharmaceutical companies including Merck, GlaxoSmithKline and Bayer Pharmaceuticals. She then went on to serve in a number of executive leadership positions in specialty pharmaceuticals and smaller, start-up biotech companies, including Indevus Pharmaceuticals and NPS Pharmaceuticals. Throughout her career, Bryan helped develop, launch and commercialize many products including blockbusters (Zantac, Levitra), major biologics (Tysabri) and orphan drugs for rare diseases (Valstar for bladder cancer, Supprelin LA for central precocious puberty), and helped establish franchises in a wide variety of therapeutic areas, including Oncology, Anti-infectives, GI, Urology and Autoimmune (MS, CD). She has established a successful track record introducing strategic and tactical solutions to develop global markets as well as launch, grow and turn around established and underperforming drugs, resulting in greater revenue, market share, profitability and stockholder value.

Ms. Bryan holds a BA in Economics from the University of Virginia and an MBA from Columbia University, and her academic honors include Phi Beta Kappa and Beta Gamma Sigma.

NANCY K. BRYAN – Director Qualifications:

●	Leadership Experience – President and CEO of BioFlorida; served on executive leadership teams and played a key role in biopharmaceutical companies’ successes including marketing, sales, business development, financing initiatives and investor and PR communications; and

●	Commercialization Experience – 25 years of experience in Biopharmaceuticals in commercial positions of increasing responsibility involving primary care, biologics and specialty markets; throughout her career, she has developed, launched and commercialized many products, major biologics and orphan drugs for rare diseases and has established franchises in a wide variety of therapeutic areas including: Oncology, Anti-infectives, GI and Autoimmune (MS, CD).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE ON THE WHITE UNIVERSAL PROXY CARD “FOR” EACH OF THE BOARD’S FOUR CANDIDATES (STEWART L. APPELROUTH, NANCY K. BRYAN, THOMAS K. EQUELS AND WILLIAM M. MITCHELL) TO BE ELECTED TO SERVE AS DIRECTORS ON THE BOARD.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, has appointed BDO to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. BDO has served as our independent registered public accounting firm since January 19, 2021. Our Bylaws do not require that the stockholders ratify the appointment of BDO as our independent registered public accounting firm. However, as a matter of good corporate practice, the Board is requesting that the stockholders ratify the appointment of BDO as a means of soliciting stockholders’ opinions.

All audit and professional services are approved in advance by the Audit Committee to assure such services do not impair the auditor’s independence from us. The total fees by BDO for 2023 were $697,474, and total fees for 2022 were $545,000.

The following table shows the aggregate fees for professional services rendered during the year ended December 31, 2023.

	2023	2022
Description of Fees:
Audit Fees	$663,984	522,000
Tax Fees	33,490	23,000
Total	$697,474	545,000

Audit Fees

Audit fees include the audit of our annual financial statements and the review of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

It also includes fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and professional services related to the Company’s filing of SEC Forms S-1, S-3 and S-8 (i.e., stock shelf offering procedures).

Tax Fees

Tax fees include fees billed by BDO for professional services rendered for tax return preparation, compliance, advice and planning services.

The Audit Committee has determined that BDO’s rendering of these audit-related services and all other fees were compatible with maintaining auditor’s independence. The Board considered BDO to be well qualified to serve as our independent public accountants. The Audit Committee also pre-approved the charges for services performed in 2023 and 2022.

The Audit Committee pre-approves all auditing and accounting services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimis” provisions of Section 10A (i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

Ratification

If the stockholders do not ratify the appointment, the Audit Committee will consider any information submitted by the stockholders in determining whether to retain BDO as the Company’s independent registered public accounting firm for 2024. Even if the appointment of BDO is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives from BDO are expected to be present at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE ON THE WHITE UNIVERSAL PROXY CARD “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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PROPOSAL 3

ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers (“NEOs”), as we have described at length below. While this vote is advisory and not binding on our Company relating to the compensation of our NEOs, your vote will provide an important indication of investor sentiment to our Compensation Committee regarding our executive compensation philosophy, policies and practices. As a result of the vote, the Compensation Committee will be able to consider this sentiment when determining future executive compensation.

Your vote is requested. We believe that the information we have provided within the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement demonstrates that our executive compensation program was designed to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, the Board recommends that stockholders approve the following advisory resolution:

RESOLVED, that the stockholders of AIM ImmunoTech Inc. approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the AIM ImmunoTech Inc. Proxy Statement pursuant to the compensation disclosure rules of the SEC, including Item 402 of Regulation S-K (which disclosure includes the compensation tables and the accompanying footnotes and narratives within the “EXECUTIVE COMPENSATION” section of this Proxy Statement).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE ON THE WHITE UNIVERSAL PROXY CARD “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

COMPENSATION DISCUSSION AND ANALYSIS

The Company is a “smaller reporting company” and has elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. Under the scaled disclosure obligations, the Company is not required to provide, among other things, a Compensation Discussion and Analysis, a compensation committee report and certain other tabular and narrative disclosure related to executive compensation.

This discussion and analysis describes our executive compensation philosophy, process, plans and practices as they relate to our NEOs listed below and gives the context for understanding and evaluating the more specific compensation information contained in the narratives, tables and related disclosures that follow. For the purposes of discussion and analysis, the following NEOs are included in the narratives, tables and related disclosures that follow:

●	Thomas K. Equels, Chief Executive Officer (“CEO”) and President;

●	Robert Dickey IV, Chief Financial Officer (“CFO”); and

●	Peter Rodino, Chief Operating Officer (“COO”), General Counsel and Company Secretary (“CS”).

In November 2020, we entered into an employment agreement with Thomas K. Equels, the agreement runs for five years with a base salary of $850,000. Mr. Equels will be awarded a year-end target bonus of $350,000. Long term compensation will be provided by 300,000 non-qualified yearly stock options with one year vesting on November 30, 2021, and each anniversary date thereafter for advancing the long-term objectives of the Company established by the Board with long-term performance goal evaluation by the Compensation Committee. In March 2021, subsequent to the fiscal year ended December 31, 2020, we entered into an employment agreement with Peter Rodino. The agreement runs for three years. Compensation is divided into both short- and long-term compensation. Short-term (cash) compensation will consist of a base salary of $425,000. Mr. Rodino will be awarded a year-end target bonus based on performance and goals established by the Compensation Committee. Long-term compensation will be provided by 100,000 non-qualified yearly stock options with one-year vesting commencing on November 30, 2021. In addition, Mr. Equels, and Mr. Rodino will be entitled to awards (“Event Awards”) equal to 3% for Mr. Equels and 1% for Mr. Rodino of the “Gross Proceeds” from specific events such as acquisitions, licensing agreements or “therapeutic indication” (each, an “Event”). Gross Proceeds means those cash amounts paid to us by the other parties for licensing agreements, therapeutic acquisitions or any other one-time cash generating event. Therapeutic indications are, for example, target organ specific pathologically defined cancer indications, vaccine enhancers, broad spectrum antiviral indications, or medical entities associated with persistent severe fatigue. Mr. Equels and Mr. Rodino also will each be entitled to an award (an “Acquisition Award”) equal to 3% for Mr. Equels and 1% for Mr. Rodino of the Gross Proceeds, upon the sale of our Company or substantially all of its assets (an “Acquisition”). An Event Award or Acquisition Award shall be paid in cash within 90 days of our receipt of the Gross Proceeds. On March 1, 2022, the Company entered into a consulting agreement with Foresite Advisors, LLC, a company wholly owned by Robert Dickey IV, for $375 per hour pursuant to which Mr. Dickey serves as our new Chief Financial Officer effective April 4, 2022.

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Objectives and Philosophy of Executive Compensation

The primary objectives of the Compensation Committee with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual and long-term cash and stock incentives to achievement of measurable performance objectives, and to align executives’ incentives with stockholder value creation.

At the 2023 Annual Meeting, the stockholders did not approve the annual, non-binding advisory vote on executive compensation.

To achieve these objectives and factor the results of prior advisory votes on executive compensation, the Compensation Committee expects to implement and maintain compensation plans that tie a substantial portion of executives’ overall compensation to key strategic financial and operational goals such as the establishment and maintenance of key strategic relationships, the development of our products, the identification and advancement of additional products, and the performance of our common stock price. The Compensation Committee evaluates individual executive performance with the goal of setting compensation at levels the Compensation Committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance, our own strategic goals, governmental regulations, and the results of stockholder advisory votes regarding executive compensation.

THE BOARD RECOMMENDS A VOTE ON THE WHITE UNIVERSAL PROXY CARD “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

EXECUTIVE COMPENSATION

The following table provides information on the compensation during the fiscal years ended December 31, 2023 and 2022 of Thomas K. Equels, our Chief Executive Officer and President, Robert Dickey IV, our Chief Financial Officer, and Peter Rodino, our Chief Operating Officer, Executive Director for Governmental Relations, General Counsel & Secretary, constituting the Company’s Named Executive Officers, based on the year ended December 31, 2023.

Summary Compensation Table

Name and Principal Position	Year	Salary/ Fees ($)(2)	Bonus ($)(3)(6)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Thomas K Equels	2023	850,000	—	128,112	—	103,189	1,081,301
CEO & President (2)(3)	2022	850,000	300,000	111,556	—	90,472	1,352,028

Robert Dickey IV	2023	54,484	10,000	—	—	—	64,484
CFO (4)	2022	37,815	10,000	—	—	—	47,815

Peter Rodino	2023	425,000	—	42,704	—	59,940	527,644
COO, General Counsel & Secretary (5)	2022	425,000	150,000	69,295	—	55,003	699,298

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Notes:

(1)	All option awards were valued using the Black-Scholes method.

(2)	For Named Executive Officers, who are also Directors that receive compensation for their services as a Director, the Salary/Fees and Option Awards columns include compensation that was received by them for their role as a member of the Board of Directors. As is required by Regulation S-K, Item 402(c), compensation for services as a Director have been reported within the “Summary Compensation Table” (above) for fiscal years of 2023 and 2022 as well as reported separately in the “Compensation of Directors” section (see below) for calendar year 2023.

Pursuant to his current employment agreement, Mr. Equels is entitled to 3% of the “Gross Proceeds” (as defined in the employment agreement) for “significant events” (as described in the employment agreement) There were no payments during 2023 and 2022.

(3)	Mr. Equels’ All Other Compensations consists of:

	2023	2022
Life & Disability Insurance	$41,073	$31,375
Healthcare Insurance	24,316	26,764
Car Expenses/Allowance	18,000	18,000
401(k) Matching Funds	19,800	14,333
Total	$103,189	$90,472

(4)	Mr. Dickey’s All Other Compensations consists of:

	2023	2022
Life & Disability Insurance	$—	$—
Healthcare Insurance	—	—
Car Expenses/Allowance	—	—
401(k) Matching Funds	—	—
Total	$—	$—

(5)	Mr. Rodino’s All Other Compensations consists of:

	2023	2022
Life & Disability Insurance	$2,524	$2,450
Healthcare Insurance	23,216	23,820
Car Expenses/Allowance	14,400	14,400
401(k) Matching Funds	19,800	14,333
Total	$59,940	$55,003

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(6)	All bonus compensation for 2023 was deferred to 2024.

Outstanding Equity Awards at Fiscal Year-End Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Thomas K Equels	568	—	—	190.08	6/6/2024
President and Chief	568	—	—	132.00	6/8/2025
Executive Officer	568	—	—	73.92	6/8/2026
	6,818	—	—	24.64	6/8/2027
	323	—	—	21.56	6/15/2027
	323	—	—	21.56	6/30/2027
	412	—	—	21.12	7/15/2027
	472	—	—	18.48	7/31/2027
	485	—	—	18.04	8/15/2027
	556	—	—	15.84	8/31/2027
	8,446	—	—	16.28	2/13/2028
	2,841	—	—	16.72	4/12/2028
	6,818	—	—	13.20	5/16/2028
	5,682	—	—	13.20	5/16/2028
	3,666	—	—	13.64	7/18/2028
	6,457	—	—	9.68	10/17/2028
	23	—	—	9.68	11/14/2028
	9,685	—	—	9.68	1/28/2029
	300,000	—	—	3.05	8/12/2030
	300,000	—	—	1.96	11/11/2030
	300,000	—	—	1.71	11/11/2031
	300,000	—	—	0.41	11/30/2032
	—	300,000	—	0.47	11/30/2033
Total	1,254,711	300,000	—

Robert Dickey IV	50,000	—	—	0.70	3/3/2032
Chief Financial Officer
Total	50,000	—	—

Peter Rodino	284	—	—	68.64	6/21/2026
COO, General Counsel	151	—	—	21.56	6/15/2027
and Secretary	151	—	—	21.56	6/30/2027
	192	—	—	21.12	7/15/2027
	220	—	—	18.48	7/31/2027
	226	—	—	18.04	8/15/2027
	259	—	—	15.84	8/31/2027
	3,941	—	—	16.28	2/13/2028
	2,273	—	—	16.72	4/12/2028
	2,652	—	—	13.20	5/16/2028
	1,711	—	—	13.64	7/18/2028
	3,013	—	—	9.68	10/17/2028
	23	—	—	9.68	11/14/2028
	4,520	—	—	9.68	1/28/2029
	75,000	—	—	1.85	12/9/2030
	100,000	—	—	1.44	11/30/2031
	50,000	—	—	0.70	3/3/2032
	100,000	—	—	0.41	11/30/2032
	—	100,000	—	0.47	11/30/2033
Total	344,616	100,000	—

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Potential Payments upon Termination or Change in Control

Payments on Termination Due to Disability

As of December 31, 2020, we had an employment agreement with Mr. Equels which entitled him to his base salary, applicable benefits otherwise due and payable through the last day of the month in which disability occurs and immediate vesting of stock options. In the event of permanent disability, the Company will provide an additional two years of base salary. On March 24, 2021, we entered into employment agreements with Mr. Rodino which entitled him to his base salary, applicable benefits otherwise due and payable through the last day of the month in which disability occurs and immediate vesting of stock options. In the event of permanent disability, the Company will provide an additional two years of base salary. In addition, each NEO has the same short and long-term disability coverage which is available to all eligible employees. The coverage for short-term disability provides up to six months of full salary continuation up to 60% of weekly pay, less other income, with a $1,500 weekly maximum limit. The coverage for group long-term disability provides coverage at the exhaustion of short-term disability benefits of full salary continuation up to 60% of monthly pay, less other income, with a $10,000 monthly maximum limit. The maximum benefit period for the group long-term disability coverage is 60 months for those age 60 and younger at the time of the claim with the coverage period proportionately reduced with the advanced age of the eligible employee to a minimum coverage period of 12 months for those of 69 years old and older as of the date of the claim. For the period June 2010 through December 2023, Mr. Equels was entitled to receive total disability coverage of $400,000 pursuant to his employment agreement and payable by us.

Payments on Termination Due to Death

Pursuant to their employment agreements, the NEOs are entitled to their base salary and applicable benefits otherwise due and payable through the last day of the month in which death occurs and immediate vesting of stock options. Each NEO has coverage of group life insurance, along with accidental death and dismemberment benefits, consistent to the dollar value available to all eligible employees. The benefit is equal to two times current salary or wage with a maximum limit of $300,000, plus any supplemental life insurance elected and paid for by the NEO. For the period June 2010 and through December 2023, Mr. Equels is entitled to receive total death benefit coverage of $3,000,000 pursuant to his employment agreement and payable by us.

Severance and Change in Control Benefits — NEOs

Pursuant to his employment agreement, Mr. Equels is entitled to severance benefits on certain types of employment terminations not related to a change in control or termination not for cause. Mr. Rodino and Mr. Dickey are not covered by an employment severance agreement and therefore would only receive severance as determined by the Compensation Committee in its discretion.

Mr. Equels’ and Mr. Rodino’s employment agreement terms will automatically be extended for three additional years following a change in control, except where such change in control occurs as a result of certain “significant events” as described in their employment agreements. Additionally, any purchase rights represented by an Option not then vested shall, upon a change in control, become vested.

Upon the occurrence of a qualifying termination following a change in control, Mr. Equels and Mr. Rodino would each receive (x) his respective base salary and benefits, (y) his options to be issued annually, and (z) his automobile allowance, in each case for the remaining term of his employment agreement plus a three-year extension in the term. The employment agreement with Mr. Equels provides for an initial term through December 31, 2025. The employment agreement with Mr. Rodino provides for a current term expiring on March 31, 2027. Mr. Equels and Mr. Rodino are entitled to 3% for Mr. Equels and 1% for Mr. Rodino of the “Gross Proceeds” (as defined in their employment agreements) for “significant events” (as described in their employment agreements). In addition, Mr. Equels is entitled to 3% of the “Gross Proceeds” from any sale of the Company or substantially all of its assets, while Mr. Rodino is entitled to 1% of the “Gross Proceeds” from any sale of the Company or a substantial portion of its assets not in the ordinary course of its business.

The actual dollar amounts to be paid would be determined at the time of the NEO’s separation from us based on their prevailing compensation and employment agreements along with any determination by the Compensation Committee in its discretion.

Post-Employment Compensation

The following is a description of post-employment compensation payable to the respective NEO. If an NEO does not have a specific benefit, they will not be mentioned in the subsection. In such event, the NEO does not have any such benefits upon termination unless otherwise required by law.

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Termination for Cause

All of our NEOs can be terminated for cause. For each NEO, “Cause” means willful engaging by any NEO in illegal conduct, gross misconduct or gross violation of our Code of Ethics and Business Conduct for Officers, which is demonstrably and materially injurious to our Company. Mr. Equels’ agreement provides that he shall not be deemed to have been terminated for Cause unless and until we initiate a process by delivery to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the directors of the Board specifying the grounds for termination. After reasonable notice to Mr. Equels and an opportunity for him to be heard, the issues shall be adjudicated by a retired Florida judge or a Florida certified mediator mutually acceptable to the Board and Mr. Equels. Termination requires a finding that Mr. Equels was guilty of intentional and material misconduct according to the standards set forth above, and specifying the particulars thereof in detail supported by legally admissible evidence and utilizing the legal standard of beyond reasonable doubt. In the event that an NEO’s employment is terminated for Cause, we shall pay such NEO, at the time of such termination, only the compensation and benefits otherwise due and payable to him through the last day of his actual employment by us.

Termination without Cause

In the event that an NEO is terminated at any time without “Cause,” we shall pay to him, at the time of such termination, the compensation and benefits otherwise due and payable through the last day of the then current term of his employment agreement. However, benefit distributions that are made due to a “separation from service” occurring while he is a Named Executive Officer shall not be made during the first six months following separation from service. Rather, any distribution which would otherwise be paid to him during such period shall be accumulated and paid in a lump sum on the first day of the seventh month following the “separation from service.” All subsequent distributions shall be paid in the manner specified.

Death or Disability

An NEO can be terminated for death or disability. “Disability” means the NEO’s inability effectively to carry out substantially all of his duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. In the event his employment is terminated due to his death or disability, we will pay him (or their estate as the case may be), at the time of such termination, his base salary, applicable benefits, and immediate vesting of unvested stock options. In the event of permanent disability, we will provide an additional two years of base salary.

Compensation of Directors

Our Compensation, Audit and Corporate Governance and Nomination Committees, consist of Dr. William M. Mitchell, Compensation Chair and Corporate Governance and Nomination Committee Chair, Stewart L. Appelrouth, Audit Committee Chair, and Nancy K. Bryan, all of whom are independent Board members.

We reimburse directors for travel expenses incurred in connection with attending Board, committee, stockholder and special meetings along with other Company business-related expenses. We do not provide retirement benefits or other perquisites to non-employee directors under any current program.

There was no cost-of-living increase granted in 2022 or 2023.

All directors have been granted options to purchase common stock under our Stock Option Plans and/or Warrants to purchase common stock. We believe such compensation and payments are necessary in order for us to attract and retain qualified outside directors. Options shares for stock compensation were issued under the 2018 Equity Incentive Plans.

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Director Compensation – 2023

Name and Title of Director	Year	Fees Earned or Paid in Cash $	Stock Award $	Option Award $	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation Earnings $	All Other Compensation As Director $	Total $
W. Mitchell	2023	139,365	—	—	—	—	—	139,365
Chair of the Board

S. Appelrouth	2023	139,365	—	—	—	—	—	139,365
Director

N. Bryan	2023	93,750	—	—	—	—	—	93,750
Director

In March 2023, the Board reduced annual cash compensation from $182,462 to $125,000 to allow for additional Board members.

Pay Versus Performance

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (4)	Net Income (Loss)(5)
2023	1,081,301	1,108,539	294,860	300,160	$24.58	$(28,962,000)
2022	1,352,028	1,235,379	332,111	288,863	$17.32	$(19,445,000)

(1)	The PEO and the non-PEO NEOs for each year are as follows:

2023: Thomas K. Equels, PEO; Robert Dickey and Peter Rodino, NEOs.

2022: Thomas K. Equels, PEO. Robert Dickey became our PFO on April 4, 2022, and his compensation from that date through year-end has been included in the “Summary Compensation Table” and “Compensation Actually Paid.” Peter Rodino served as the other NEO for the entire year.

(2)	The dollar amounts reported in the “Compensation Actually Paid to PEO” column represent the amount of “compensation actually paid” to the PEO, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid to the PEO:

Year	Summary Compensation Table Total for PEO	Less: Summary Compensation Table Reported Value of Equity Awards(a)	Plus: Equity Award Adjustments(b)	Equals: Compensation Actually Paid to PEO
2023	$1,081,301	$(128,112)	$155,350	$1,108,539
2022	$1,352,028	$(111,556)	$(5,093)	$1,235,379

(a)	Represents the aggregate grant-date fair value of equity awards as reported in the “Option Awards” columns in the “Summary Compensation Table” for the applicable year.

(b)	The equity award adjustments for each applicable year were as set forth in the table below. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Vesting Date Fair Value of Equity Awards Granted in the Covered Year that Vested in the Covered Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Year (From Prior Year End to Vesting Date)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Vest in the Covered Year	Value of Dividend Equivalents Accrued or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2023	$108,552	$—	$9,868	$40,780	$—	$—	$159,200
2022	$79,433	$—	$7,221	$(91,747)	$—	$—	$(5,093)

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The dollar amounts reported in the “Average Compensation Actually Paid to Non-PEO NEOs” column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the PEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEOs (excluding the PEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding the PEO) or each year to determine the compensation actually paid:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Less: Summary Compensation Table Average Reported Value of Equity Awards	Plus: Average Equity Award Adjustments(x)	Equals: Average Compensation Actually Paid to Non-PEO NEOs
2023	$294,860	$(21,352)	$26,652	$300,160
2022	$332,111	$(33,802)	$(9,447)	$288,863

(x)	The amounts deducted or added in calculating the total average equity award adjustments are as follows (figures in columns other than “Total Average Equity Award Adjustments” are rounded to the nearest dollar):

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Vesting Date Fair Value of Equity Awards Granted in the Covered Year that Vested in the Covered Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Year (From Prior Year End to Vesting Date)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Vest in the Covered Year	Average Value of Dividend Equivalents Accrued or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2023	$18,093	$—	$1,645	$6,915	$—	$—	$26,652
2022	$10,431	$—	$8,826	$(28,703)	$—	$—	$(9,447)

(3)	In calculating the “compensation actually paid” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.

(4)	The values disclosed in this TSR column represent the re-measurement period value at December 31, 2023, 2022, and 2021 with an investment of $100 in the Company’s shares as of December 31, 2020.

(5)	Represents the amount of net income (loss) reflected in the Company’s audited GAAP financial statements for each applicable fiscal year. The Company’s net comprehensive loss for the years ended December 31, 2023, 2022, and 2021 was approximately $28,231,000, $19,445,000, $19,080,000, respectively.

One objective of the “Pay Versus Performance Table” is to illustrate how performance-based features in our executive compensation program operate to index pay to performance. As further explained below, we believe that the table reflects an alignment of compensation actually paid with the decline in the Company’s performance.

Compensation Actually Paid versus Company Total Shareholder Return

As outlined in the table, decreases in the compensation values for our PEO and non-PEO NEOs over the three-year period 2021 through 2023 align with the changes in the Company’s total shareholder return over this same period. This is due primarily to an emphasis in the design of the Company’s compensation programs on structuring of short-term and long-term compensation for the NEOs. The NEOs are awarded a year-end target bonus based on performance and goals. Long-term compensation is provided by non-qualified yearly stock options within yearly vesting. The ultimate value of these equity awards, and the resulting impact on compensation actually paid, aligns with the Company’s total shareholder return performance. As the overall total shareholder return performance has declined, there has been a corresponding decline in the compensation actually paid.

Compensation Actually Paid versus Company Net Income

As outlined in the table, decreases in the compensation values for our PEO and non-PEO NEOs over the three-year period 2021 through 2023 align with net losses over this same period. However, over the periods covered in this analysis, the Company has been primarily focused on the clinical and regulatory development of Ampligen and, accordingly, we have not historically used net income (loss) as a performance measurement in our executive compensation. As a pre-commercial stage company, the Company’s performance is attributable to the successful execution of our regulatory, clinical, research and commercial goals. Therefore, while the Board monitors the Company’s net income (loss), we do not currently believe there is a meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Our policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation related matters and waivers of our code of business conduct and ethics, be reviewed and approved or ratified by a majority of independent, disinterested directors. We have adopted procedures in which the Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an annual and case-by-case basis with the approval of the Audit Committee required for all such transactions.

We have employment agreements with certain of our executive officers and have granted such officers and directors options and warrants to purchase our common stock.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of the Record Date, [●], 2024, the number and percentage of outstanding shares of common stock beneficially owned by:

●	Each person, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding common stock;

●	Each of our directors and NEOs; and

●	All of our officers and directors as a group.

●	The total number of shares of common stock as of the Record Date, [●], 2024, was [●].

Name and Address of Beneficial Owner	Shares Beneficially Owned		% Of Shares Beneficially Owned
The Kellner Group (collectively, Messrs. Todd Deutsch, Ted. D. Kellner and Paul W. Sweeney)	3,211,100	(1)	[●]	%
Thomas K. Equels, Executive Vice Chair, Chief Executive Officer, President	[●]	(2)	[●]%
Peter W. Rodino III, Chief Operating Officer, General Counsel, Secretary	[●]	(3)	*
William M. Mitchell, M.D., Ph.D. Chair of the Board of Directors	[●]	(4)	*
Stewart L. Appelrouth, Director	[●]	(5)	*
Nancy K. Bryan, Director	[●]		*
Robert Dickey IV, Chief Financial Officer	[●]	(6)	*
All directors and executive officers as a group (6 persons)	[●]		[●]%

* Less than 1%

(1)	Represents shares of common stock beneficially owned as of September 11, 2024, based on a Schedule 13D/A filed on September 11, 2024, by Messrs. Deutsch, Kellner and Sweeney. Messrs. Deutsch, Kellner and Sweeney list their address as c/o Baker & Hostetler LLP, 127 Public Square, Suite 2000, Cleveland, Ohio 44114, Attn: John J. Harrington. Represents 1,716,100 shares beneficially owned by Mr. Deutsch, 1,493,000 shares beneficially owned by Mr. Kellner and 2,000 shares beneficially owned by Mr. Sweeney.

(2)	For Mr. Equels, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days.

(3)	For Mr. Rodino, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days.

33

(4)	For Dr. Mitchell, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days. Also includes [●] shares of common stock owned by his spouse and [●] shares owned by family trusts.

(5)	For Mr. Appelrouth, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days.

(6)	For Mr. Dickey IV, shares beneficially owned include [●] shares issuable upon exercise of options.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	3,293,493	$4.03	1,210,286
Equity compensation plans not approved by security holders:	152,160	$8.03	—
Total	3,445,653	$4.21	1,210,286

34

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE UNIVERSAL PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

WE RECOMMEND THAT YOU VOTE “FOR” EACH OF OUR BOARD’S CANDIDATES (STEWART L. APPELROUTH, NANCY K. BRYAN, THOMAS K. EQUELS AND WILLIAM M. MITCHELL) ON PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3 USING THE WHITE UNIVERSAL PROXY CARD.

By Order of the Board of Directors,
Peter W. Rodino, III, Secretary

Ocala, Fla.

[●], 2024

35

Appendix A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, all members of the Board, including the Company’s director candidates, Robert Dickey, IV, Chief Financial Officer, and Peter W. Rodino, III, Esq., Chief Operating Officer, General Counsel & Secretary, are “participants” with respect to our solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and the Company’s Director Candidates

The names and present principal occupation of our directors and director candidates are set forth below. The business address for our current directors and director candidates is c/o AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473.

Name	Present Principal Occupation
Stewart L. Appelrouth	Principal, Citrin Cooperman Advisors, LLC
Nancy K. Bryan	(Former) President and Chief Executive Officer, BioFlorida Inc.
Thomas K. Equels, Esq.	Executive Vice Chair, Chief Executive Officer and President, AIM ImmunoTech Inc.
William M. Mitchell, M.D., Ph.D.	Professor, Pathology, Microbiology & Immunology, Vanderbilt University School of Medicine

Officers and Employees

Executive officers and employees of the Company who are Participants are Robert Dickey, IV, Thomas K. Equels, Esq. and Peter W. Rodino, III, Esq. The business address for each is c/o AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473. Messrs. Rodino and Dickey’s present principal occupations are stated below, and Mr. Equals’, is stated above.

Name	Present Principal Occupation
Robert Dickey, IV	Chief Financial Officer, AIM ImmunoTech Inc.
Peter W. Rodino, III, Esq.	Chief Operating Officer, General Counsel & Secretary, AIM ImmunoTech Inc.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of [●], 2024 is set forth in the section titled “Principal Stockholders” in this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities during the past two years by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

A-1

Name	Date	Title of Security	Number of Shares	Transaction Type
Stewart L. Appelrouth	03/15/2024	Common Stock	90,910	Open Market Purchase
	03/10/2023	Common Stock	68,208	Other Acquisition or Disposition
	03/08/2023	Stock Option	143	Other Acquisition or Disposition
	03/08/2023	Stock Option	150	Other Acquisition or Disposition
	03/08/2023	Stock Option	163	Other Acquisition or Disposition
	03/08/2023	Stock Option	196	Other Acquisition or Disposition
	03/08/2023	Stock Option	196	Other Acquisition or Disposition
	03/08/2023	Stock Option	250	Other Acquisition or Disposition
	03/08/2023	Stock Option	287	Other Acquisition or Disposition
	03/08/2023	Stock Option	295	Other Acquisition or Disposition
	03/08/2023	Stock Option	338	Other Acquisition or Disposition
	03/08/2023	Stock Option	2,568	Other Acquisition or Disposition
	03/08/2023	Stock Option	1,136	Other Acquisition or Disposition
	03/08/2023	Stock Option	1,136	Other Acquisition or Disposition
	03/08/2023	Stock Option	1,728	Other Acquisition or Disposition
	03/08/2023	Stock Option	1,115	Other Acquisition or Disposition
	03/08/2023	Stock Option	1,963	Other Acquisition or Disposition
	03/08/2023	Stock Option	11	Other Acquisition or Disposition
	03/08/2023	Stock Option	2,356	Other Acquisition or Disposition
	03/08/2023	Stock Option	568	Other Acquisition or Disposition
	03/08/2023	Stock Option	25,000	Other Acquisition or Disposition
	03/08/2023	Stock Option	25,000	Other Acquisition or Disposition
	03/08/2023	Stock Option	25,000	Other Acquisition or Disposition
	01/03/2023	Common Stock	80,646	Open Market Purchase
	11/30/2022	Stock Option	50,000	Grant, Award or Other Acquisition

Nancy K. Bryan	03/21/2024	Common Stock	38,462	Open Market Purchase

Thomas K. Equels, Esq.	09/16/2024	Common Stock	5,000	Open Market Purchase
	09/13/2024	Common Stock	20,000	Open Market Purchase
	09/11/2024	Common Stock	312,500	Grant, Award or Other Acquisition
	08/12/2024	Common Stock	377,358	Grant, Award or Other Acquisition
	05/06/2024	Common Stock	61,729	Open Market Purchase
	03/15/2024	Common Stock	75,758	Open Market Purchase
	11/30/2023	Stock Option	300,000	Grant, Award or Other Acquisition
	11/27/2023	Common Stock	33,861	Open Market Purchase
	09/29/2023	Common Stock	22,676	Open Market Purchase
	08/25/2023	Common Stock	8,222	Open Market Purchase
	08/24/2023	Common Stock	14,993	Open Market Purchase
	07/17/2023	Common Stock	16,950	Open Market Purchase
	01/03/2023	Common Stock	161,291	Open Market Purchase
	11/30/2022	Stock Option	300,000	Grant, Award or Other Acquisition

William M. Mitchell, M.D., Ph.D.	11/30/2022	Stock Option	50,000	Grant, Award or Other Acquisition

Peter W. Rodino, III, Esq.	08/12/2024	Common Stock	188,679	Grant, Award or Other Acquisition
	05/06/2024	Common Stock	30,865	Open Market Purchase
	03/15/2024	Common Stock	37,879	Open Market Purchase
	11/30/2023	Stock Option	100,000	Grant, Award or Other Acquisition
	01/03/2023	Common Stock	80,646	Open Market Purchase
	11/30/2022	Stock Option	100,000	Grant, Award or Other Acquisition

A-2

Miscellaneous Information Regarding Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company, (ii) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, securities of any parent or subsidiary of the Company, or (iii) has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants (i) is now, or has been within the past year, a party to any contracts, arrangements or understandings with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies, (ii) has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years, (iii) is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected or (iv) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Participants nor any of their associates or immediate family members have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

A-3

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

AIM ImmunoTech [●]

W H I T E P R O X Y

VOTE BY INTERNET

Please have your **WHITE** universal proxy card available when you access the website **[●]** and follow the simple directions that will be presented to you.

VOTE BY MAIL

Please mark, sign and date your **WHITE** universal proxy card and return it in the **postage-paid envelope** provided or return it to: [●].

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS WHITE UNIVERSAL PROXY CARD TODAY!

Control Number ➔

If submitting your WHITE universal proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

AIM IMMUNOTECH INC. **WHITE UNIVERSAL PROXY CARD**

This WHITE Universal Proxy is solicited by the Board of Directors

The undersigned hereby appoints Thomas K. Equels and Peter W. Rodino III or either of them as proxies, acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies with all powers that the undersigned would possess if personally present, as a holder of the Common Stock, par value $0.001 per share ("Common Stock"), of AIM ImmunoTech Inc., a Delaware corporation (the "Company"), and to vote all shares of Common Stock that the undersigned would be entitled to vote at the 2024 Annual Meeting of Stockholders of the Company (including any adjournments, postponements, reschedulings or continuations thereof, the "Annual Meeting"), to be held virtually at [●] on [●], [●], 2024 at [●] [a.m. / p.m.] Eastern Time, and authorizes and instructs said proxies to vote in the manner directed on the reverse.

This proxy will be voted as directed, but if no instructions are specified, this proxy, when properly signed and dated, will be voted "FOR" the election of the Company's four director nominees on Proposal 1 and "FOR" Proposals 2 and 3.

Signature

Date

Title or Authority

Signature if Held Jointly

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

(Continued and to be marked on the other side)

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

The Annual Meeting will be held on [•], [•] 2024 at [•] [a.m. / p.m.] Eastern Time, virtually by going to [•].

You may register to attend the virtual meeting by visiting [•].

To register for the virtual meeting, you must have your control number that is printed on the reverse side of the form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting
The Notice of 2024 Annual Meeting of Stockholders, Proxy Statement and Annual Report are available at: [•]

If you have any questions, require assistance in voting your **WHITE** universal proxy card, or need additional copies of the Company's proxy materials, please contact our proxy solicitor:

W H I T E P R O X Y

Sodali & Co
430 Park Avenue, 14th Floor,
New York, NY 10022
Call toll-free (800) 662-5200
or (203) 658-9400
Email: AIM@investor.Sodali.com

TO SUBMIT YOUR WHITE UNIVERSAL PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

AIM IMMUNOTECH INC. **WHITE UNIVERSAL PROXY CARD**

The Board of Directors recommends a vote "FOR" only the four Company nominees 1A – 1D listed in Proposal 1, and "FOR" Proposals 2 and 3. If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted "FOR" the four Company recommended nominees 1A – 1D, and "FOR" Proposals 2 and 3.

1. Election of Directors:

To elect four directors to the Board, each to serve until the Company's 2025 Annual Meeting of Stockholders, until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal. While you may mark instructions with respect to any or all of the nominees, you should mark a vote **"FOR"** only four nominees in total. If you vote **"FOR"** more than four nominees, all of your votes on Proposal 1 will be invalid and will not be counted. You are permitted to vote for fewer than four nominees. If you vote **"FOR"** fewer than four nominees, your shares will only be voted **"FOR"** those nominees you mark.

Company Nominees:

The Board of Directors of the Company recommends you vote "FOR" only the following four Company nominees 1A – 1D:

	FOR	WITHHOLD
(1A) Stewart L. Appelrouth	❑	❑
(1B) Nancy K. Bryan	❑	❑
(1C) Thomas K. Equels	❑	❑
(1D) William M. Mitchell	❑	❑

Dissident Group Nominees Opposed by the Company:

The Board of Directors of the Company recommends you vote "WITHHOLD" for the following four Dissident Group nominees 1E - 1H:

	FOR	WITHHOLD
(1E) Robert L. Chioini	❑	❑
(1F) Todd A. Deutsch	❑	❑
(1G) Ted D. Kellner	❑	❑
(1H) Paul W. Sweeney	❑	❑

Company Proposals:

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any adjournment, postponement, rescheduling or continuation thereof to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.

Continued and to be signed on the reverse side